UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08797 and 811-09049

Name of Fund: BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master
International Portfolio of BlackRock Master LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock
International Fund of BlackRock Series, Inc. and BlackRock Master International Portfolio of
BlackRock Master LLC, 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2010

Date of reporting period: 04/30/2010

Item 1 – Report to Stockholders

Semi-Annual Report

APRIL 30, 2010 I (UNAUDITED)

BlackRock Global Emerging Markets Fund, Inc.

BlackRock Latin America Fund, Inc.

BlackRock International Fund of BlackRock Series, Inc.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2 SEMI-ANNUAL REPORT

APRIL 30, 2010

Dear Shareholder

Although overall global economic and financial conditions have generally improved over the past year, the period ended with high levels of market volatility and diminishing investor confidence sparked by the sovereign debt crisis in Europe, concerns over the strength of the economic recovery and uncertainty surrounding the future of interest rate policies. Additionally, as the period drew to a close, the increasing likelihood of more stringent financial market regula-

tions added to the overall sense of investment uncertainty. Despite the uneven nature of recent market conditions, we continue to believe that the “Great

Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus, and that the global economy remains in recovery mode.

Global equity markets bottomed in early 2009 and since that time have moved unevenly higher as investors were lured back into the markets by depressed valuations, desire for higher yields and improvements in corporate earnings prospects. There have been several corrections along the way and volatility levels have remained elevated — reflections of mixed economic data, lingering deflation issues (especially in Europe) and uncertainty surrounding financial regula-

tions. On balance, however, improving corporate revenues and profits and a positive macro backdrop helped push stock prices higher over the last twelve and six months. From a geographic perspective, US equities have outpaced their international counterparts in recent months, as the domestic economic recovery has been more pronounced and as credit-related issues have held European markets down.

Within fixed income markets, yields have been moving unevenly as improving economic conditions have been acting to push Treasury yields higher (and prices correspondingly lower), while concerns over ongoing deflation threats have acted as a counterweight. As the period drew to a close, Treasury yields were falling as investors flocked to the “safe haven” asset class in the face of escalating uncertainty. Over the course of the last twelve and six months,

however, Treasuries underperformed other areas of the bond market, particularly the high yield sector, which has been benefiting from increased investor demand. Meanwhile, municipal bonds slightly outperformed taxable sectors over both the six- and twelve-month periods thanks to continued high demand levels, but have continued to face the headwinds of ongoing state and local budget problems. As in the taxable arena, high yield municipals have been out-

performing the rest of the market.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an

“extended period.”

Against this backdrop, the major market averages posted the following returns:
Total Returns as of April 30, 2010	6-month	12-month
US equities (S&P 500 Index)	15.66%	38.84%
Small cap US equities (Russell 2000 Index)	28.17	48.95
International equities (MSCI Europe, Australasia, Far East Index)	2.48	34.43
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.15
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(0.54)	(1.32)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	2.54	8.30
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	3.68	8.85
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	11.60	42.53

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Global financial markets continue to show signs of improvement, but questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine,

as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of April 30, 2010

BlackRock Global Emerging Markets Fund, Inc.

Portfolio Management Commentary

How did the Fund perform?

• The Fund generated positive results for the six-month period ended
April 30, 2010, but underperformed the benchmark MSCI Emerging
Markets Index.

What factors influenced performance?

• Strong stock selection in Russia and Brazil contributed positively to relative performance during the period. Brazilian retailers Hypermarcas SA and
Lojas Renner SA also added value. The Fund’s exposure to Saudi Arabia, which is not included in the benchmark, contributed positively, as did the position in Panama-based airline Copa Holdings SA, Class A.

• The largest detractor from relative performance was South Korea. Although the overweight exposure was beneficial, it could not offset very weak stock selection. Meanwhile, the Chinese government’s increased tightening meas-
ures had a negative effect on shares in the financial sector, particularly property companies. This significantly affected the Fund’s holding in
Guangzhou R&F Properties Co., Ltd., which closed the period down almost 25%.

Describe recent portfolio activity.

• During the six months, we significantly reduced the Fund’s exposure to
China, moving to a large underweight position as headwinds such as monetary tightening and an overheating property market have made the country less attractive in a global context. We built positions in South
Korea, India and Saudi Arabia.

Describe Fund positioning at period end.

• At period end, the Fund was overweight in South Korea, which was also the largest absolute weight. Other large overweight country exposures include India, Qatar, Saudi Arabia and Russia. The Fund has a very large underweight in China, as well as in the materials sector, which we believe to be overvalued.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
	Percent of		Percent of
	Long-Term		Long-Term
Ten Largest Holdings	Investments	Geographic Allocation	Investments
America Movil, SA de CV — ADR	4%	South Korea	17%
OAO Gazprom — ADR	4	Brazil	17
Samsung Electronics Co., Ltd.	4	India	11
Vale SA — ADR	4	China	10
Itau Unibanco Holdings SA — ADR	3	Russia	8
Morgan Stanley Asia Products Ltd. (ITC Ltd.), due 7/03/14	3	South Africa	8
Teva Pharmaceutical Industries Ltd. — ADR	3	Taiwan	7
Deutsche Bank AG (Axis Bank), due 8/17/17	3	Mexico	6
Bank of China Ltd.	2	Israel	3
Shinhan Financial Group Co., Ltd.	2	Qatar	3
		Saudi Arabia	2
		Peru	2
		Hungary	2
		Czech Republic	1
		Panama	1
		Thailand	1
		Poland	1

4 SEMI-ANNUAL REPORT

APRIL 30, 2010

BlackRock Global Emerging Markets Fund, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
2 The Fund invests in securities, principally equities, of issuers in countries having smaller capital markets.
3 This unmanaged index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East.

Performance Summary for the Period Ended April 30, 2010
				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	9.63%	58.43%	N/A	15.40%	N/A	9.68%	N/A
Investor A	9.45	57.94	49.65%	15.08	13.85%	9.39	8.80%
Investor B	9.01	56.67	52.17	14.15	13.91	8.69	8.69
Investor C	8.98	56.71	55.71	14.15	14.15	8.51	8.51
MSCI Emerging Markets Index	12.46	57.55	N/A	16.92	N/A	11.35	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.

Expense Example
		Actual			Hypothetical[6]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	November 1, 2009	April 30, 2010	During the Period[5]	November 1, 2009	April 30, 2010	During the Period[5]
Institutional	$1,000	$1,096.30	$ 6.96	$1,000	$1,018.16	$ 6.71
Investor A	$1,000	$1,094.50	$ 8.57	$1,000	$1,016.62	$ 8.25
Investor B	$1,000	$1,090.10	$12.96	$1,000	$1,012.40	$12.47
Investor C	$1,000	$1,089.80	$12.69	$1,000	$1,012.65	$12.23

5 For each share class of the Fund, expenses are equal to the annualized expense ratio for the class (1.34% for Institutional, 1.65% for Investor A, 2.50% for Investor B and 2.45%
for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
6 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

Past performance is not indicative of future results.

SEMI-ANNUAL REPORT

APRIL 30, 2010

Fund Summary as of April 30, 2010

BlackRock Latin America Fund, Inc.

Portfolio Management Commentary

How did the Fund perform?

• The Fund’s Institutional and Investor A Shares outperformed the benchmark
MSCI Emerging Markets Latin America Index for the six-month period ended
April 30, 2010, while Investor B and Investor C Shares modestly underper-
formed the index.

What factors influenced performance?

• Stock selection within Brazil was the primary contributor to performance during the period. In particular, allocations to oil giant Petroleo Brasileiro
SA and banks Itau Unibanco Holdings SA and Banco Bradesco SA helped relative performance. Also benefiting results were our allocations to several non-benchmark holdings, including Canadian-listed Colombian oil company
Pacific Rubiales Energy Corp., Mexican over-the-counter pharmaceutical and personal care products company Genomma Lab Internacional SA de CV and
Argentinean steel production company Ternium SA.

• On the negative side, underweight positions in Mexico, Chile and Colombia detracted from Fund performance. An underweight allocation in the materi-
als sector and an overweight position in Brazilian homebuilders also hurt rel-
ative results. On an individual-stock basis, Fund holdings Vale SA, Cyrela
Brazil Realty SA and Centrais Eletricas Brasileiras SA were the largest detractors from performance.

Describe recent portfolio activity.

• Within Brazil, we increased exposure to the oil and telecommunications industries, as well as to private banks and consumer-related stocks. We reduced the Fund’s exposure to Brazilian steel companies, but began increasing our weighting in this sector as the period drew to a close. We closed our positions in Brazilian credit card acquirers due to our expecta-
tions of a tougher competitive landscape, and we reduced exposure to
Brazilian agribusiness and consumer staples companies.

• In other markets, we exited the Mexican housing industry as we believed that sector of the market became unattractive. We also reduced exposure to
Mexican retail and financial companies in favor of beverages and telecom-
munications companies. We rotated out of Brazilian airlines into Chilean and
Panamanian airlines given better-than-expected performance prospects for the coming year. We added exposure to Colombia through a Canadian-listed
Colombian oil stock due to attractive valuation levels and growth prospects.
We increased mining exposure in Peru.

Describe Fund positioning at period end.

• Our outlook for Latin American equities (especially Brazil) continues to be positive. The Brazilian economy is growing rapidly, the Brazilian Central Bank remains committed to keeping a lid on inflation and domestic demand lev-
els continue to be strong. One relatively weak area of the region is Mexico, whose economic outlook is less certain given that its economy remains highly dependent on economic growth in the United States. From a valua-
tion perspective, for the region as a whole, we believe that Latin American equity valuations compare favorably to other regions.

• Regarding country weights at period end, we have maintained an under-
weight position in Chile, believing that valuations are relatively high, and we have moved to an overweight in Peru through increased exposure to mining companies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
	Percent of		Percent of
	Long-Term		Long-Term
Ten Largest Holdings	Investments	Geographic Allocation	Investments
Petroleo Brasileiro SA — ADR	13%	Brazil	74%
Itau Unibanco Holdings SA — ADR	10	Mexico	17
Vale SA — ADR	9	Chile	3
America Movil, SA de CV — ADR	9	Peru	3
Banco Bradesco SA — ADR	5	Panama	1
Fomento Economico Mexicano, SA de CV — ADR	3	Colombia	1
Usinas Siderurgicas de Minas Gerais SA (Preference 'A' Shares)	3	Argentina	1
OGX Petroleo e Gas Participacoes SA	3
Bradespar SA (Preference Shares)	2
Cyrela Brazil Realty SA	2

6 SEMI-ANNUAL REPORT

APRIL 30, 2010

BlackRock Latin America Fund, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
2 The Fund invests primarily in Latin America equity and debt securities.
3 This unmanaged market-capitalization-weighted index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in Argentina, Brazil, Chile and Mexico, which are freely purchasable by foreign investors.

Performance Summary for the Period Ended April 30, 2010
				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	12.66%	77.52%	N/A	27.14%	N/A	19.07%	N/A
Investor A	12.49	76.95	67.66%	26.81	25.45%	18.77	18.13%
Investor B	12.00	75.39	70.89	25.75	25.59	18.02	18.02
Investor C	12.07	75.57	74.57	25.81	25.81	17.83	17.83
MSCI Emerging Markets Latin America Index	12.15	67.88	N/A	27.00	N/A	18.64	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.

Expense Example
		Actual			Hypothetical[6]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	November 1, 2009	April 30, 2010	During the Period[5]	November 1, 2009	April 30, 2010	During the Period[5]
Institutional	$1,000	$1,126.60	$ 6.43	$1,000	$1,018.75	$ 6.11
Investor A	$1,000	$1,125.10	$ 8.01	$1,000	$1,017.26	$ 7.60
Investor B	$1,000	$1,120.00	$12.56	$1,000	$1,012.95	$11.93
Investor C	$1,000	$1,120.70	$12.04	$1,000	$1,013.44	$11.43

5 For each share class of the Fund, expenses are equal to the expense ratio for the class (1.22% for Institutional, 1.52% for Investor A, 2.39% for Investor B and 2.29% for
Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
6 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

Past performance is not indicative of future results.

SEMI-ANNUAL REPORT

APRIL 30, 2010

Fund Summary as of April 30, 2010

BlackRock International Fund of BlackRock Series, Inc.

Portfolio Management Commentary

How did the Fund perform?

• Effective March 1, 2010, the Fund changed its primary benchmark from the
MSCI EAFE Index to the MSCI All Country World Index ex-US. The MSCI All
Country World Index ex-US provides a closer representation of the Fund’s investable universe than the MSCI EAFE Index and more accurately reflects the investment strategy of the Fund. The Fund invests all of its assets in
BlackRock Master International Portfolio (the “Portfolio”).

• Fund returns for the six-month period ended April 30, 2010 underperformed that of the MSCI All Country World Index ex-US, but outpaced its former benchmark, the MSCI EAFE Index. The following discussion of relative per-
formance pertains to the MSCI All Country World Index ex-US.

What factors influenced performance?

• Overall, stock selection during the period detracted from relative perform-
ance, particularly within the information technology and utilities sectors.
Sector allocation, however, was positive for the period, as the Portfolio benefited from an overweight in the consumer discretionary sector and an underweight in financials.

• On an individual-stock basis, the Portfolio’s holding in Societe Generale
SA, France’s second-largest bank, detracted from performance during the six months. The company issued a profit warning for the fourth quarter of
2009 after having to write down €1.4 billion from real-estate-linked assets.
Greek retail bank EFG Eurobank Ergasias SA also hampered results as the firm continued to weaken sharply in the face of the country’s sovereign debt crisis.

• On the positive side, Portfolio holding Lloyds TSB Group Plc rose strongly after announcing that it expected to return to profitability this year amid expectations that UK and US interest rates will stay near current lows for some time. In the consumer discretionary sector, Liberty Global, Inc. was the strongest contributor to performance. The market reacted well to the company’s fourth quarter 2009 results, which beat consensus estimates.
Macau-based Sands China Ltd. also rose after it was reported that casino revenue in the world’s biggest gambling hub had jumped 48% in December
2009 over December 2008. In the telecommunication services sector, NII
Holdings, Inc., which has significant exposure to Latin America, was also strong over the period.

Describe recent portfolio activity.

• With our growing conviction that there are good prospects for a return to growth in most markets, we increased the Portfolio’s emphasis on stocks that we believe have an attractive growth profile and are reasonably valued.
As such, we added Nissan Motor Co., Ltd. and Russia’s Sberbank during the period. Sberbank was later sold out of the Fund.

• We continued to reduce exposure to some of the cyclical value names in the portfolio following strong performance, with sales including Sandvik and ArcelorMittal.

Describe portfolio positioning at period end.

• We continue to believe that the global economic recovery will gather pace over the course of 2010 and that monetary policy will be accommodative for the foreseeable future.

• We are seeing evidence of investors once again moving from high cash levels into riskier assets. In this environment, we continue to be positive on global equities as an asset class. While the rally that began in March 2009 has reduced many of the outright value characteristics of equities, their valuations continue to be attractive relative to bonds.

• In an environment where equities have moved away from extremes in terms of sentiment, valuation and earnings expectations, we continue to favor stocks that offer growth at a reasonable price.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

8 SEMI-ANNUAL REPORT

APRIL 30, 2010

BlackRock International Fund of BlackRock Series, Inc.

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests all of its assets in BlackRock Master International Portfolio of BlackRock Master LLC. The Portfolio invests primarily in stocks of companies located outside of the United States that its management believes are undervalued or have good prospects for earnings growth.
3 This unmanaged broad-based index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.
4 This market capitalization weighted index is designed to provide a broad measure of stock performance throughout the world, with the exception of
US-based companies. The index includes both developed and emerging markets. The Fund now uses this index as its benchmark rather than the
MSCI EAFE Index because Fund management believes it is more representative of the industry standard benchmark for funds with similar strategies.

Performance Summary for the Period Ended April 30, 2010
				Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	4.03%	39.43%	N/A	3.20%	N/A	(0.11)%	N/A
Investor A	3.90	38.88	31.59%	2.89	1.79%	(0.39)	(0.92)%
Investor B	3.34	37.52	33.02	1.87	1.50	(1.04)	(1.04)
Investor C	3.50	37.82	36.82	2.12	2.12	(1.14)	(1.14)
MSCI EAFE Index	2.48	34.43	N/A	3.86	N/A	1.64	N/A
MSCI All Country World Index ex-US	5.76	40.38	N/A	6.48	N/A	3.30	N/A

5 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.

Expense Example
		Actual			Hypothetical[7]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	November 1, 2009	April 30, 2010	During the Period[6]	November 1, 2009	April 30, 2010	During the Period[6]
Institutional	$1,000	$1,040.30	$ 9.00	$1,000	$1,015.97	$ 8.90
Investor A	$1,000	$1,039.00	$10.52	$1,000	$1,014.49	$10.39
Investor B	$1,000	$1,033.40	$16.39	$1,000	$1,008.68	$16.19
Investor C	$1,000	$1,035.00	$14.23	$1,000	$1,010.82	$14.06

6 For each share class of the Fund, expenses are equal to the expense ratio for the class (1.78% for Institutional, 2.08% for Investor A, 3.25% for Investor B and 2.82% for
Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense example reflects the expenses of both the fund and the Portfolio in which it invests.
7 Hypothetical 5% annual return before expenses are calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

Past performance is not indicative of future results.

SEMI-ANNUAL REPORT

APRIL 30, 2010

About Fund Performance

• Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

• Investor A Shares incur a maximum initial sales charge (front-end load) of
5.25% and a service fee of 0.25% per year (but no distribution fee).

• Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Funds are only avail-
able through exchanges, dividend reinvestments by existing shareholders or for purchase by certain qualified employee benefit plans.

• Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25%. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the per-
formance data quoted. Refer to www.blackrock.com/funds to obtain per-
formance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Funds may charge a 2%
redemption fee for sales or exchanges of shares within 30 days of pur-
chase or exchange. Performance data does not reflect this potential fee.
Figures shown in the performance tables on pages 5, 7 and 9 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, dis-
tribution fees including 12b-1 fees and other Fund expenses. The expense examples on pages 5, 7 and 9 (which are based on a hypothetical invest-
ment of $1,000 invested on November 1, 2009 and held through April 30,
2010) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these
Funds and other funds, compare the 5% hypothetical examples with the
5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypotheti-
cal examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds and Portfolio may invest in various derivative instruments, including foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instru-
ment. The Funds’ and Portfolio’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Funds and Portfolio to sell or purchase portfolio securities at inopportune times or at distressed values, may limit the amount of appreciation the Funds and Portfolio can realize on an investment or may cause the Funds and Portfolio to hold a security that they might otherwise sell. The Funds’ and Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

10 SEMI-ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments April 30, 2010 (Unaudited)

BlackRock Global Emerging Markets Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Brazil — 16.6%
Cia Energetica de Minas Gerais — ADR	219,432	$ 3,543,833
Cyrela Brazil Realty SA	244,832	2,936,716
Hypermarcas SA (a)	204,188	2,796,902
Itau Unibanco Holdings SA — ADR	383,158	8,306,866
Lojas Renner SA	118,502	2,938,263
OGX Petroleo e Gas Participacoes SA (a)	511,000	5,109,265
Petroleo Brasileiro SA — ADR	84,875	3,220,158
Tele Norte Leste Participacoes SA — ADR	162,500	2,414,750
Tractebel Energia SA	178,006	2,272,373
Vale SA — ADR	354,020	9,526,678
		43,065,804
China — 9.8%
Bank of China Ltd.	12,264,000	6,313,325
China Coal Energy Co.	1,758,000	2,652,831
China Life Insurance Co. Ltd.	1,111,000	5,115,595
China Petroleum & Chemical Corp.	4,350,000	3,487,826
Focus Media Holding Ltd. — ADR (a)	160,740	2,697,217
Melco Crown Entertainment Ltd. — ADR (a)	554,721	2,640,472
Zhejiang Expressway Co. Ltd.	2,714,000	2,531,630
		25,438,896
Czech Republic — 1.4%
CEZ AS	73,758	3,536,736
Hungary — 1.8%
OTP Bank Rt.	133,907	4,707,028
India — 1.0%
ICICI Bank Ltd. — ADR	62,300	2,648,996
Israel — 2.7%
Teva Pharmaceutical Industries Ltd. — ADR	117,576	6,905,238
Mexico — 5.9%
America Movil, SA de CV — ADR	216,925	11,167,299
Fomento Economico Mexicano, SA de CV — ADR	84,086	3,979,790
		15,147,089
Panama — 1.2%
Copa Holdings SA, Class A	56,639	3,210,298
Peru — 2.1%
Credicorp Ltd.	27,119	2,355,557
Southern Copper Corp.	99,640	3,046,991
		5,402,548
Poland — 1.0%
Central European Distribution Corp. (a)	74,609	2,585,202
Russia — 8.0%
OAO Gazprom — ADR	450,123	10,483,365
OAO Rosnft Oil Co. — ADR	502,064	4,071,739
VTB Bank OJSC — GDR	493,857	2,469,285
VimpelCom Ltd. — ADR (a)	212,481	3,701,419
		20,725,808
South Africa — 7.4%
African Bank Investments Ltd.	622,753	2,981,996
Aveng Ltd.	441,867	2,213,736
FirstRand Ltd.	1,047,481	2,876,893
Gold Fields Ltd.	117,135	1,564,659
Gold Fields Ltd. — ADR	111,775	1,502,256
MTN Group Ltd.	372,282	5,476,662
Tiger Brands Ltd.	102,527	2,610,657
		19,226,859

Common Stocks	Shares	Value
South Korea — 17.0%
GS Engineering & Construction Corp.	42,043	$ 3,178,003
Hana Financial Group, Inc.	105,620	3,285,180
Hyundai Mobis	29,565	4,907,086
LG Electronics, Inc.	38,172	4,162,179
NHN Corp. (a)	22,943	3,825,103
Samsung Electronics Co., Ltd.	12,811	9,740,701
Samsung Fire & Marine Insurance Co. Ltd.	15,600	2,883,885
SK Telecom Co., Ltd.	3,843	599,739
SK Telecom Co., Ltd. — ADR	113,650	2,103,661
Shinhan Financial Group Co., Ltd.	132,393	5,631,685
Shinsegae Co. Ltd.	7,968	3,653,181
43,970,403
Taiwan — 6.9%
Delta Electronics, Inc.	1,585,000	5,253,883
Far Eastern New Century Corp.	2,501,060	2,713,726
MediaTek, Inc.	224,000	3,792,777
Taiwan Semiconductor Manufacturing Co., Ltd.	2,070,000	4,051,198
Taiwan Semiconductor Manufacturing Co., Ltd. — ADR	194,057	2,055,064
17,866,648
Thailand — 1.1%
Kasikornbank Pcl	1,011,700	2,796,910
Turkey — 0.2%
Koza Altin Isletmeleri AS	24,931	623,861
Total Common Stocks — 84.1%	217,858,324
Par
Structured Notes	(000)
India — 9.6%
Citigroup Global Markets Holdings, Inc. (Sterlite
Industries (India) Ltd.), due 10/24/12 (a)	USD	183	3,418,321
Deutsche Bank AG (a):
(Axis Bank), due 8/17/17	229	6,513,166
(Lanco Infratech Ltd.), due 11/23/16	1,117	1,607,117
Morgan Stanley Asia Products Ltd. (ITC Ltd.),
due 7/03/14 (a)	1,313	7,870,832
Morgan Stanley BV (Rolta India Ltd.), due 5/26/14	478	2,042,084
UBS AG (Glenmark Pharmaceuticals Ltd.),
due 12/18/12 (a)	548	3,336,013
24,787,533
Qatar — 2.4%
Deutsche Bank AG (Commercial Bank of
Qatar Inc.), due 5/26/17	125	2,652,519
Morgan Stanley BV (Industries Qatar),
due 11/30/10 (a)	109	3,567,723
6,220,242
Saudi Arabia — 2.2%
HSBC Bank Plc (a):
(Abdullah Al Othaim Markets), due 9/05/11	85	1,626,200
(Co. for Cooperative Insurance), due 9/24/11	22	525,467
(Saudi Arabian Mining), due 9/05/11	655	3,528,475
5,680,142

Portfolio Abbreviations
To simplify the listings of portfolio holdings in	ADR	American Depositary Receipts	KRW	South Korean Won
the Schedules of Investments, the names and	BRL	Brazilian Real	TRY	Turkish Lira
descriptions of many of the securities have been	CLP	Chilean Peso	USD	US Dollar
abbreviated according to the following list:	GDR	Global Depositary Receipts	ZAR	South African Rand
See Notes to Financial Statements.

SEMI-ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments (continued)

BlackRock Global Emerging Markets Fund, Inc.
(Percentages shown are based on Net Assets)

	Par
Structured Notes	(000)	Value
South Africa — 0.2%
Deutsche Bank AG (Naspers Ltd./Tencent
Holdings Ltd.), due 8/21/11 (a)	USD 68	$ 533,803
Total Structured Notes — 14.4%		37,221,720
Total Long-Term Investments
(Cost — $214,567,663) — 98.5%		255,080,044
Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.13% (b)(c)	7,771,573	7,771,573
Total Short-Term Securities
(Cost — $7,771,573) — 3.0%		7,771,573
Total Investments (Cost — $222,339,236*) — 101.5%		262,851,617
Liabilities in Excess of Other Assets — (1.5)%		(3,828,042)
Net Assets — 100.0%		$ 259,023,575

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 232,295,127
Gross unrealized appreciation	$ 33,026,496
Gross unrealized depreciation	(2,470,006)
Net unrealized appreciation	$ 30,556,490

(a) Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
were as follows:

	Shares Held at		Shares Held at
	October 31,	Net	April 30,
Affiliate	2009	Activity	2010	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	6,661,505	1,110,068	7,771,573 $	2,655
(c) Represents the current yield as of report date.

• Foreign currency exchange contracts as of April 30, 2010 were as follows:

						Unrealized
Currency		Currency			Settlement Appreciation
Purchased			Sold	Counterparty	Date	(Depreciation)
BRL	2,120,427	USD	1,208,220	Brown Brothers
				Harriman & Co.	5/03/2010	$ 10,906
KRW 677,555,766		USD	611,789	Brown Brothers
				Harriman & Co.	5/03/2010	(469)
TRY	111,137	USD	74,887	Goldman
				Sachs & Co.	5/03/2010	(229)
ZAR	2,281	USD	309	Brown Brothers
				Harriman & Co.	5/03/2010	—
ZAR	4,574,872	USD	615,605	Goldman
				Sachs & Co.	5/03/2010	3,427
TRY	758,848	USD	511,119	Goldman
				Sachs & Co.	5/04/2010	(1,346)
USD	78,529	BRL	135,973	Brown Brothers
				Harriman & Co.	5/04/2010	305
ZAR	5,415,867	USD	723,031	Goldman
				Sachs & Co.	5/05/2010	9,543
Total						$ 22,137

• For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

12 SEMI-ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments (concluded)

BlackRock Global Emerging Markets Fund, Inc.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for iden-
tical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund's own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of April 30, 2010 in determining the fair valuation of the Fund's investments:

Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks:
Brazil	$ 43,065,804	—	—	$ 43,065,804
China	10,453,284	$ 14,985,612	—	25,438,896
Czech
Republic	—	3,536,736	—	3,536,736
Hungary	—	4,707,028	—	4,707,028
India	2,648,996	—	—	2,648,996
Israel	6,905,238	—	—	6,905,238
Mexico	15,147,089	—	—	15,147,089
Panama	3,210,298	—	—	3,210,298
Peru	5,402,548	—	—	5,402,548
Poland	2,585,202	—	—	2,585,202
Russia	18,256,523	2,469,285	—	20,725,808
South Africa	1,502,256	17,724,603	—	19,226,859
South Korea .	2,103,661	41,866,742	—	43,970,403
Taiwan	2,055,064	15,811,584	—	17,866,648
Thailand	—	2,796,910	—	2,796,910
Turkey	623,861	—	—	623,861
Structured Notes:
India	—	24,787,533	—	24,787,533
Qatar	—	6,220,242	—	6,220,242
Saudi Arabia	—	5,680,142	—	5,680,142
South Africa	—	—	$ 533,803	533,803
Short-Term
Securities	7,771,573	—	—	7,771,573
Total	$121,731,397	$140,586,417	$ 533,803	$262,851,617
Other Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	—	$ 24,181	—	$ 24,181
Liabilities	—	(2,044)	—	(2,044)
Total	—	$ 22,137	—	$ 22,137

1 Other financial instruments are foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Investments in
Valuation Inputs	Securities
Structured
Notes
Balance, as of October 31, 2009	$ 18,760,194
Accrued discounts/premiums	—
Net realized gain (loss)	(149,624)
Net change in unrealized appreciation/depreciation[2]	356,382
Net purchases (sales)	(5,574,163)
Net transfers in/out of Level 3	(12,858,986)
Balance, as of April 30, 2010	$ 533,803

2 Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations. The change in unrealized appreciation/
depreciation on securities still held at April 30, 2010 was $(5,216).

See Notes to Financial Statements.

SEMI-ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments April 30, 2010 (Unaudited)

BlackRock Latin America Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.7%
Ternium SA — ADR	169,000	$ 6,242,860
Brazil — 70.7%
Amil Partcipacoes SA	139,200	1,141,148
Anhanguera Educaional Participacoes SA	525,000	8,027,902
BM&F Bovespa SA	1,835,000	12,087,300
BR Malls Participacoes SA	152,000	1,927,272
BR Properties SA	607,000	4,347,562
Banco ABC Brasil SA (Preference Shares)	258,000	1,856,799
Banco Bradesco SA — ADR (a)	2,250,000	41,895,000
Banco Industrial e Comercial SA (Preference Shares)	350,000	2,756,508
Bradespar SA (Preference Shares)	823,000	18,877,037
CPFL Energia SA	272,000	5,583,179
Centrais Eletricas Basileiras SA	7,800	110,611
Centrais Eletricas Brasileiras SA — ADR	29,300	418,697
Cia Brasileira de Distribuicao Grupo Pao
de Acucar — ADR (a)	140,895	9,652,716
Cia de Bebidas das Americas
(Preference Shares) — ADR	159,000	15,550,200
Cia de Concessoes Rodoviarias	219,000	5,039,551
Cia Energetica de Minas Gerais — ADR (a)	603,780	9,751,047
Cia Energetica de Minas Gerais (Preference Shares)	51,700	820,895
Cia Energetica de Sao Paulo (Preference 'B' Shares)	460,200	6,698,150
Cia Siderurgica Nacional SA	212,000	3,963,757
Companhia Paranaense de Energia-Copel — ADR (a)	151,000	3,122,680
Cyrela Brazil Realty SA	1,385,000	16,612,829
Diagnosticos da America SA	665,000	5,746,182
Duratex SA	400,000	3,645,045
EDP — Energias do Brasil SA	111,000	2,123,256
Eletropaulo Metropolitana Eletricidade de Sao
Paulo SA (Preference 'B' Shares)	166,000	3,683,371
Fibria Celulose SA — ADR (a)(b)	195,000	3,870,750
Hypermarcas SA (b)	870,000	11,916,986
Iguatemi Empresa de Shopping Centers SA	109,000	1,822,885
Iochpe-Maxion SA	550,000	5,078,383
Itau Unibanco Holdings SA — ADR	3,675,000	79,674,000
Itausa-Investimentos Itau SA (Preference Shares)	1,773,600	12,254,242
Light SA	181,000	2,447,001
Lojas Renner SA	110,000	2,727,456
Lupatech SA (b)	98,000	1,344,628
Marcopolo SA (Preference Shares)	340,000	1,607,824
Metalfrio Solutions SA	169,000	962,520
Multiplus SA (b)	595,000	6,982,885
OGX Petroleo e Gas Participacoes SA (b)	2,200,000	21,996,836
PDG Realty SA Empreendimentos e Participacoes	1,365,000	12,407,306
Petroleo Brasileiro SA — ADR	2,875,000	109,077,500
Profarma Distribuidora de Produtos Farmaceuticos SA	373,000	3,755,214
Rossi Residencial SA	467,000	3,438,861
Suzano Papel e Celulose SA (Preference Shares)	318,000	4,055,838
Tele Norte Leste Participacoes SA — ADR	695,000	10,327,700
Totvs SA	59,000	4,056,091
Tractebel Energia SA	347,000	4,429,702
Transmissora Alianca de Energia Eletrica SA	85,000	1,887,531
Ultrapar Participacoes SA (Preference Shares)	57,784	2,724,233
Usinas Siderurgicas de Minas Gerais SA
(Preference 'A' Shares)	695,000	22,714,195
Vale SA — ADR (a)	2,825,000	76,020,750
Weg SA	210,000	2,144,398
		595,164,409
Chile — 3.0%
Banco Santander Chile SA — ADR (a)	130,000	8,565,700
Empresa Nacional de Electricidad SA — ADR	112,000	5,202,400
Lan Airlines SA	350,000	6,676,944
SACI Falabella	699,000	4,423,385
		24,868,429

Common Stocks		Shares	Value
Colombia — 1.1%
Pacific Rubiales Energy Corp. (b)		422,000	$ 9,513,487
Mexico — 16.9%
America Movil, SA de CV — ADR		1,440,000	74,131,200
Empresas ICA Sociedad Controladora, SA de CV (b)		900,000	2,372,759
Fomento Economico Mexicano, SA de CV — ADR (a)		490,000	23,191,700
Genomma Lab Internacional SA de CV (b)		1,948,000	6,390,361
Grupo Mexico, SA de CV		4,225,000	11,149,079
Grupo Televisa, SA — ADR		770,000	16,000,600
Wal-Mart de Mexico, SA de CV		4,000,000	9,356,535
			142,592,234
Panama — 1.2%
Copa Holdings SA, Class A		174,000	9,862,320
Peru — 2.5%
Cia de Minas Buenaventura SA — ADR		145,000	4,769,050
Credicorp Ltd.		99,000	8,599,140
Southern Copper Corp.		250,000	7,645,000
			21,013,190
Total Common Stocks — 96.1%			809,256,929
		Par
Corporate Bonds		(000)
Brazil — 0.2%
Lupatech SA, 6.50%, 4/15/18 (c)	BRL	2,128	1,226,860
Total Corporate Bonds — 0.2%			1,226,860
Structured Notes
Brazil — 3.0%
Deutsche Bank AG (Cyrela Brazil Realty SA),
due 11/03/10 (b)	USD	325	3,895,450
Morgan Stanley BV (b):
(BR Malls Participacoes SA), due 8/19/10		125	1,639,838
(Cyrela Brazil Realty SA), due 4/05/12		225	2,699,302
(Itausa — Investimentos Itau SA), due 4/05/12		868	5,996,527
(Lojas Renner SA), due 11/17/10		400	10,058,080
(Lojas Renner SA), due 3/04/11		50	1,250,266
Total Structured Notes — 3.0%			25,539,463
Total Long-Term Investments
(Cost — $570,232,666) — 99.3%			836,023,252
Short-Term Securities		Shares
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.13% (d)(e)		8,441,552	8,441,552
		Beneficial
		Interest
		(000)
BlackRock Liquidity Series, LLC Money
Market Series, 0.22% (d)(e)(f)		USD 140,367	140,367,430
Total Short-Term Securities
(Cost — $148,808,982) — 17.6%			148,808,982
Total Investments (Cost — $719,041,648*) — 116.9%			984,832,234
Liabilities in Excess of Other Assets — (16.9)%			(142,600,382)
Net Assets — 100.0%			$ 842,231,852

See Notes to Financial Statements.

14 SEMI-ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments (concluded)

BlackRock Latin America Fund, Inc.

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 758,874,803
Gross unrealized appreciation	$ 234,918,406
Gross unrealized depreciation	(8,960,975)
Net unrealized appreciation	$ 225,957,431

(a) Security, or a portion of security, is on loan.
(b) Non-income producing security.
(c) Convertible security.
(d) Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
were as follows:

Shares/Beneficial		Shares/Beneficial
	Interest Held at	Net	Interest Held at
Affiliate	October 31, 2009	Activity	April 30, 2010	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	9,596,587	(1,155,035)	8,441,552	$ 4,192
BlackRock
Liquidity Series,
LLC Money
Market Series	$156,541,250	$ (16,173,820) $140,367,430		$ 87,174
(e) Represents the current yield as of report date.
(f) Security was purchased with the cash collateral from loaned securities.
• Foreign currency exchange contracts as of April 30, 2010 were as follows:
Currency	Currency		Settlement	Unrealized
Purchased	Sold	Counterparty	Date	Appreciation
CLP 216,308,417 USD 416,699		Brown Brothers
		Harriman & Co.	5/03/10	$ 120

• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for iden-
tical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund's own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of April 30, 2010 in determining the fair valuation of the Fund’s investments:

Investments in Securities

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments:
Common
Stocks[1]	$809,256,929	—	— $809,256,929
Corporate
Bonds	—	—	$ 1,226,860	1,226,860
Structured
Notes	—	—	25,539,463	25,539,463
Short-Term
Securities	8,441,552	$140,367,430	— 148,808,982
Total	$817,698,481	$140,367,430	$ 26,766,323 $984,832,234
[1] See above Schedule of Investments for values in each country.
Other Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	—	$ 120	— $	120

1 Other financial instruments are foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of investments for unobservable inputs (Level 3)
used to determine fair value:

Investments In Securities

	Corporate	Structured
	Bonds	Notes	Total
Balance, as of October 31, 2009	$ 1,753,383	$ 20,909,528	$ 22,662,911
Accrued discounts/premiums	—	—	—
Realized gain	—	6,032,642	6,032,642
Change in unrealized appreciation/
depreciation[2]	(248,971)	(4,819,505)	(5,068,476)
Net purchases (sales)	(277,552)	(16,587,377)	(16,864,929)
Net transfers in/out of Level 3	—	20,004,175	20,004,175
Balance, as of April 30, 2010	$ 1,226,860	$ 25,539,463	$ 26,766,323

2 Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/
depreciation on securities still held at April 30, 2010 was $3,695.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT

APRIL 30, 2010

Statements of Assets and Liabilities
	BlackRock	BlackRock
	Global Emerging	Latin	BlackRock
	Markets	America	International
April 30, 2010 (Unaudited)	Fund, Inc.	Fund, Inc.	Fund
Assets
Investments at value — unaffiliated[1,2]	$ 255,080,044	$ 836,023,252	—
Investments at value — Master International Portfolio of BlackRock Master LLC (the “Portfolio”) (cost — $61,695,995)	—	—	$ 66,024,601
Investments at value — affiliated[3]	7,771,573	148,808,982	—
Foreign currency at value[4]	2,029,787	3,004,334	—
Unrealized appreciation on foreign currency exchange contracts	24,181	120	—
Investments sold receivable	2,577,821	6,223,461	—
Dividends receivable	1,068,851	6,017,212	—
Capital shares sold receivable	979,308	3,960,103	64,362
Withdrawals receivable from the Portfolio	—	—	79,037
Securities lending income receivable — affiliated	—	30,088	—
Interest receivable	—	3,488	—
Prepaid expenses	55,940	73,197	36,645
Other assets	107	—	—
Total assets	269,587,612	1,004,144,237	66,204,645
Liabilities
Collateral on securities loaned at value	—	140,367,430	—
Unrealized depreciation on foreign currency exchange contracts	2,044	—	—
Investments purchased payable	9,054,431	16,221,327	—
Capital shares redeemed payable	1,069,870	4,032,240	143,399
Investment advisory fees payable	213,931	700,137	—
Distribution fees payable	60,383	281,560	31,728
Other affiliates payable	18,844	93,998	2,708
Administration fees payable	—	—	14,291
Officer’s and Directors’ fees payable	1,247	1,699	11
Other accrued expenses payable	143,287	206,070	100,304
Other liabilities payable	—	7,924	—
Total liabilities	10,564,037	161,912,385	292,441
Net Assets	$ 259,023,575	$ 842,231,852	$ 65,912,204
Net Assets Consist of
Paid-in capital	$ 269,135,503	$ 693,201,914	$ 129,793,615
Undistributed (accumulated) net investment income (loss)	155,196	1,062,054	(350,461)
Accumulated net realized loss	(50,781,971)	(117,862,756)	—
Net unrealized appreciation/depreciation	40,514,847	265,830,640	—
Accumulated net realized loss allocated from the Portfolio	—	—	(67,859,556)
Net unrealized appreciation/depreciation allocated from the Portfolio	—	—	4,328,606
Net Assets	$ 259,023,575	$ 842,231,852	$ 65,912,204
[1] Investments at cost — unaffiliated	$ 214,567,663	$ 570,232,666	—
[2] Securities loaned at value	—	$ 133,530,472	—
[3] Investments at cost — affiliated	$ 7,771,573	$ 148,808,982	—
[4] Foreign currency at cost	$ 2,021,442	$ 3,037,433	—
Net Asset Value
Institutional:
Net assets	$ 86,939,645	$ 160,490,346	$ 5,194,095
Shares outstanding, 100 million shares authorized	4,692,239	2,467,567	457,577
Par value per share	$ 0.10	$ 0.10	$ 0.0001
Net asset value	$ 18.53	$ 65.04	$ 11.35
Investor A:
Net assets	$ 132,679,580	$ 470,492,280	$ 32,111,633
Shares outstanding, 100 million shares authorized	7,401,379	7,348,573	2,871,113
Par value per share	$ 0.10	$ 0.10	$ 0.0001
Net asset value	$ 17.93	$ 64.02	$ 11.18
Investor B:
Net assets	$ 4,774,158	$ 18,585,077	$ 16,172,713
Shares outstanding, 100 million shares authorized	296,743	308,976	1,537,988
Par value per share	$ 0.10	$ 0.10	$ 0.0001
Net asset value	$ 16.09	$ 60.15	$ 10.52
Investor C:
Net assets	$ 34,630,192	$ 192,664,149	$ 12,433,763
Shares outstanding, 100 million shares authorized	2,211,121	3,268,918	1,168,291
Par value per share	$ 0.10	$ 0.10	$ 0.0001
Net asset value	$ 15.66	$ 58.94	$ 10.64
See Notes to Financial Statements.

16 SEMI-ANNUAL REPORT

APRIL 30, 2010

Statements of Operations
	BlackRock
	Global	BlackRock
	Emerging	Latin	BlackRock
	Markets	America	International
Six Months Ended April 30, 2010 (Unaudited)	Fund, Inc.	Fund, Inc.	Fund
Investment Income
Dividends	$ 2,325,918	$ 13,712,089	—
Foreign taxes withheld	(144,397)	(899,914)	—
Interest	—	72,973	—
Income — affiliated	2,655	4,192	—
Securities lending — affiliated	—	87,174	—
Investment income allocated from the Portfolio:
Dividends	—	—	$ 498,581
Foreign taxes withheld	—	—	(43,199)
Income — affiliated	—	—	1,174
Expenses	—	—	(365,301)
Total income	2,184,176	12,976,514	91,255
Expenses
Investment advisory	1,226,255	4,220,315	—
Service — Investor A	153,733	629,260	40,389
Service and distribution — Investor B	24,443	96,934	93,485
Service and distribution — Investor C	152,993	898,301	64,437
Transfer agent — Institutional	51,248	68,055	6,268
Transfer agent — Investor A	105,635	363,616	46,735
Transfer agent — Investor B	6,654	26,012	66,025
Transfer agent — Investor C	34,762	148,599	17,819
Administration	—	—	86,441
Custodian	85,640	208,812	—
Accounting services	63,764	135,948	—
Professional	46,029	41,689	36,290
Registration	33,941	41,954	25,618
Printing	22,967	60,788	11,312
Officer and Directors	5,474	11,203	18
Miscellaneous	17,234	20,116	7,540
Total expenses	2,030,772	6,971,602	502,377
Less fees waived by advisor	(1,406)	(2,303)	—
Total expenses after fees waived	2,029,366	6,969,299	502,377
Net investment income (loss)	154,810	6,007,215	(411,122)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	23,663,507	39,845,791	—
Foreign currency transactions	(212,241)	(1,297,894)	—
Investments and foreign currency transactions allocated from the Portfolio	—	—	5,898,716
	23,451,266	38,547,897	5,898,716
Net change in unrealized appreciation/depreciation on:
Investments	(2,306,416)	39,255,373	—
Foreign currency transactions	3,523	77,726	—
Investments and foreign currency transactions allocated from the Portfolio	—	—	(3,168,562)
	(2,302,893)	39,333,099	(3,168,562)
Total realized and unrealized gain	21,148,373	77,880,996	2,730,154
Net Increase in Net Assets Resulting from Operations	$ 21,303,183	$ 83,888,211	$ 2,319,032

See Notes to Financial Statements.

SEMI-ANNUAL REPORT

APRIL 30, 2010

Statements of Changes in Net Assets
	BlackRock Global Emerging		BlackRock Latin		BlackRock
	Markets Fund, Inc.		America Fund, Inc.		International Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	April 30,	Year Ended	April 30,	Year Ended	April 30,	Year Ended
	2010	October 31,	2010	October 31,	2010	October 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2009	(Unaudited)	2009[1]	(Unaudited)	2009
Operations
Net investment income (loss)	$ 154,810	$ 1,267,163	$ 6,007,215	$ 5,021,003	$ (411,122)	$ 64,482
Net realized gain (loss)	23,451,266	(23,216,908)	38,547,897	(72,628,541)	5,898,716	(15,605,920)
Net change in unrealized appreciation/depreciation	(2,302,893)	106,105,709	39,333,099	364,608,806	(3,168,562)	31,035,081
Net increase in net assets resulting from operations	21,303,183	84,155,964	83,888,211	297,001,268	2,319,032	15,493,643
Dividends to Shareholders From
Net investment income:
Institutional	(571,284)	(252,551)	(2,062,764)	—	—	—
Investor A	(495,119)	(232,391)	(7,759,663)	—	—	—
Investor B	—	—	(151,277)	—	—	—
Investor C	(20,175)	—	(1,878,791)	—	—	—
Decrease in net assets resulting from
dividends to shareholders	(1,086,578)	(484,942)	(11,852,495)	—	—	—
Capital Share Transactions
Net increase (decrease) in net assets derived
from capital share transactions	9,615,063	18,024,424	10,578,209	142,193,743	(3,317,130)	(7,735,440)
Redemption Fee
Redemption fee	13,191	7,513	164,077	162,049	17,441	15,098
Net Assets
Total increase (decrease) in net assets	29,844,859	101,702,959	82,778,002	439,357,060	(980,657)	7,773,301
Beginning of period	229,178,716	127,475,757	759,453,850	320,096,790	66,892,861	59,119,560
End of period	$ 259,023,575	$ 229,178,716	$ 842,231,852	$ 759,453,850	$ 65,912,204	$ 66,892,861
Undistributed (accumulated) net investment
income (loss)	$ 155,196	$ 1,086,964	$ 1,062,054	$ 6,907,334	$ (350,461)	$ 60,661
[1] Consolidated Statement of Changes in Net Assets. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

18 SEMI-ANNUAL REPORT

APRIL 30, 2010

Financial Highlights				BlackRock Global Emerging Markets Fund, Inc.
	Six Months		Period
	Ended	Year Ended	July 1, 2008
	April 30, 2010	October 31,	to October 31,		Year Ended June 30,
	(Unaudited)	2009	2008	2008	2007[1]	2006[1]	2005[1]
				Institutional
Per Share Operating Performance
Net asset value, beginning of period	$ 17.01	$ 10.17	$ 22.45	$ 27.91	$ 24.14	$ 17.74	$ 13.37
Net investment income[2]	0.04	0.14	0.07	0.12	0.09	0.22	0.18
Net realized and unrealized gain (loss)[3]	1.59	6.75	(10.34)	1.28	8.37	6.28	4.19
Net increase (decrease) from investment operations	1.63	6.89	(10.27)	1.40	8.46	6.50	4.37
Dividends and distributions from:
Net investment income	(0.11)	(0.05)	(0.01)	-	(0.28)	(0.10)	—
Net realized gain	—	—	(2.00)	(6.86)	(4.41)	—	—
Total dividends and distributions	(0.11)	(0.05)	(2.01)	(6.86)	(4.69)	(0.10)	—
Net asset value, end of period	$ 18.53	$ 17.01	$ 10.17	$ 22.45	$ 27.91	$ 24.14	$ 17.74
Total Investment Return[4]
Based on net asset value	9.63%[5]	68.14%	(48.15)%[5]	3.84%	41.99%	36.80%	32.69%
Ratios to Average Net Assets
Total expenses	1.34%[6]	1.48%	1.56%[6]	1.40%	1.44%	1.50%	1.63%
Total expenses after fees waived	1.34%[6]	1.48%	1.54%[6]	1.37%	1.40%	1.50%	1.60%
Net investment income	0.39%[6]	1.10%	1.31%[6]	0.45%	0.36%	0.99%	1.18%
Supplemental Data
Net assets, end of period (000)	$ 86,940	$ 86,713	$ 42,803	$ 80,399	$ 86,385	$ 73,914	$ 63,018
Portfolio turnover	69%	191%	76%	163%	140%	121%	110%
				Investor A
Per Share Operating Performance
Net asset value, beginning of period	$ 16.45	$ 9.85	$ 21.80	$ 27.27	$ 23.68	$ 17.41	$ 13.16
Net investment income[2]	0.01	0.10	0.05	0.04	0.02	0.17	0.15
Net realized and unrealized gain (loss)[3]	1.54	6.53	(10.02)	1.25	8.21	6.16	4.10
Net increase (decrease) from investment operations	1.55	6.63	(9.97)	1.29	8.23	6.33	4.25
Dividends and distributions from:
Net investment income	(0.07)	(0.03)	—	—	(0.23)	(0.06)	—
Net realized gain	—	—	(1.98)	(6.76)	(4.41)	—	—
Total dividends and distributions	(0.07)	(0.03)	(1.98)	(6.76)	(4.64)	(0.06)	—
Net asset value, end of period	$ 17.93	$ 16.45	$ 9.85	$ 21.80	$ 27.27	$ 23.68	$ 17.41
Total Investment Return[4]
Based on net asset value	9.45%[5]	67.59%	(48.18)%[5]	3.49%	41.66%	36.46%	32.29%
Ratios to Average Net Assets
Total expenses	1.65%[6]	1.83%	1.87%[6]	1.68%	1.71%	1.75%	1.88%
Total expenses after fees waived	1.65%[6]	1.83%	1.85%[6]	1.65%	1.66%	1.75%	1.85%
Net investment income	0.16%[6]	0.80%	0.98%[6]	0.16%	0.10%	0.74%	0.94%
Supplemental Data
Net assets, end of period (000)	$ 132,680	$ 111,850	$ 67,614	$ 145,781	$ 151,309	$ 122,331	$ 91,292
Portfolio turnover.	69%	191%	76%	163%	140%	121%	110%

1 Consolidated Financial Highlights. See Note 1 of the Notes to Financial Statements.
2 Based on average shares outstanding.
3 Includes a redemption fee, which is less than $0.01 per share.

4 Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT

APRIL 30, 2010

Financial Highlights (concluded)				BlackRock Global Emerging Markets Fund, Inc.
	Six Months		Period
	Ended	Year Ended	July 1, 2008
	April 30, 2010	October 31,	to October 31,		Year Ended June 30,
	(Unaudited)	2009	2008	2008	2007[1]	2006[1]	2005[1]
				Investor B
Per Share Operating Performance
Net asset value, beginning of period	$ 14.76	$ 8.89	$ 19.86	$ 25.20	$ 22.10	$ 16.32	$ 12.44
Net investment income (loss)[2]	(0.06)	(0.01)	0.01	(0.14)	(0.15)	(0.00)[3]	0.02
Net realized and unrealized gain (loss)[4]	1.39	5.88	(8.98)	1.18	7.62	5.78	3.86
Net increase (decrease) from investment operations	1.33	5.87	(8.97)	1.04	7.47	5.78	3.88
Dividends and distributions from:
Net investment income	—	—	—	—	(0.13)	—	—
Net realized gain	—	—	(2.00)	(6.38)	(4.24)	—	—
Total dividends and distributions	—	—	(2.00)	(6.38)	(4.37)	—	—
Net asset value, end of period	$ 16.09	$ 14.76	$ 8.89	$ 19.86	$ 25.20	$ 22.10	$ 16.32
Total Investment Return[5]
Based on net asset value	9.01%[6]	66.03%	(48.33)%[6]	2.70%	40.59%	35.42%	31.19%
Ratios to Average Net Assets
Total expenses	2.50%[7]	2.71%	2.71%[7]	2.47%	2.48%	2.53%	2.68%
Total expenses after fees waived	2.50%[7]	2.71%	2.69%[7]	2.44%	2.45%	2.53%	2.65%
Net investment income (loss)	(0.76)%[7]	(0.08)%	0.13%[7]	(0.60)%	(0.68)%	(0.02)%	0.11%
Supplemental Data
Net assets, end of period (000)	$ 4,774	$ 4,809	$ 3,487	$ 7,955	$ 13,280	$ 17,238	$ 24,333
Portfolio turnover	69%	191%	76%	163%	140%	121%	110%
				Investor C
Per Share Operating Performance
Net asset value, beginning of period	$ 14.38	$ 8.65	$ 19.42	$ 24.91	$ 22.01	$ 16.25	$ 12.38
Net investment income (loss)[2]	(0.05)	(0.01)	0.01	(0.14)	(0.14)	(0.01)	0.02
Net realized and unrealized gain (loss)[4]	1.34	5.74	(8.89)	1.18	7.53	5.77	3.85
Net increase (decrease) from investment operations	1.29	5.73	(8.88)	1.04	7.39	5.76	3.87
Dividends and distributions from:
Net investment income	(0.01)	—	—	—	(0.13)	—	—
Net realized gain	—	—	(1.89)	(6.53)	(4.36)	—	—
Total dividends and distributions	(0.01)	—	(1.89)	(6.53)	(4.49)	—	—
Net asset value, end of period	$ 15.66	$ 14.38	$ 8.65	$ 19.42	$ 24.91	$ 22.01	$ 16.25
Total Investment Return[5]
Based on net asset value	8.98%[6]	66.24%	(48.35)%[6]	2.70%	40.58%	35.45%	31.26%
Ratios to Average Net Assets
Total expenses	2.45%[7]	2.66%	2.69%[7]	2.45%	2.47%	2.52%	2.68%
Total expenses after fees waived	2.45%[7]	2.66%	2.67%[7]	2.42%	2.43%	2.52%	2.65%
Net investment income (loss)	(0.60)%[7]	(0.08)%	0.15%[7]	(0.61)%	(0.66)%	(0.05)%	0.16%
Supplemental Data
Net assets, end of period (000)	$ 34,630	$ 26,347	$ 13,572	$ 31,948	$ 32,208	$ 24,674	$ 15,956
Portfolio turnover.	69%	191%	76%	163%	140%	121%	110%

1 Consolidated Financial Highlights. See Note 1 of the Notes to Financial Statements.
2 Based on average shares outstanding.
3 Amount is less than $(0.01) per share.

4 Includes a redemption fee, which is less than $0.01 per share.
5 Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.
6 Aggregate total investment return.
7 Annualized.

See Notes to Financial Statements.

20 SEMI-ANNUAL REPORT

APRIL 30, 2010

Financial Highlights					BlackRock Latin America Fund, Inc.
	Six Months		Period
	Ended	Year Ended December 1, 2007
	April 30, 2010	October 31,	to October 31,		Year Ended November 30,
	(Unaudited)	2009[1]	2008[1]	2007[1]	2006[1]	2005[1]	2004[1]
				Institutional
Per Share Operating Performance
Net asset value, beginning of period	$ 58.63	$ 30.53	$ 78.57	$ 50.67	$ 37.27	$ 22.64	$ 15.83
Net investment income[2]	0.61	0.64	0.61	0.50	0.65	0.57	0.33
Net realized and unrealized gain (loss)	6.76	27.45	(36.41)	28.10	13.32	14.42	6.79
Net increase (decrease) from investment operations	7.37	28.09	(35.80)	28.60	13.97	14.99	7.12
Dividends and distributions from:
Net investment income	(0.97)	—	(0.80)	(0.72)	(0.58)	(0.41)	(0.31)
Net realized gain	—	—	(11.47)	—	—	—	—
Total dividends and distributions	(0.97)	—	(12.27)	(0.72)	(0.58)	(0.41)	(0.31)
Redemption fee	0.01	0.01	0.03	0.02	0.01	0.05	0.00[3]
Net asset value, end of period	$ 65.04	$ 58.63	$ 30.53	$ 78.57	$ 50.67	$ 37.27	$ 22.64
Total Investment Return[4]
Based on net asset value	12.66%[5]	92.04%	(53.70)%[5]	57.20%[6]	38.12%	67.55%	45.73%
Ratios to Average Net Assets
Total expenses	1.22%[7]	1.35%	1.30%[7]	1.26%	1.31%	1.43%	1.60%
Total expenses after fees waived	1.22%[7]	1.35%	1.30%[7]	1.26%	1.31%	1.43%	1.60%
Net investment income	1.92%[7]	1.60%	1.04%[7]	0.87%	1.49%	1.98%	1.81%
Supplemental Data
Net assets, end of period (000)	$ 160,490	$ 114,101	$ 58,877	$ 128,094	$ 191,085	$ 135,279	$ 47,921
Portfolio turnover.	41%	50%	61%	72%	48%	47%	57%
				Investor A
Per Share Operating Performance
Net asset value, beginning of period	$ 57.73	$ 30.15	$ 77.78	$ 50.17	$ 36.93	$ 22.45	$ 15.71
Net investment income[2]	0.48	0.51	0.44	0.60	0.53	0.51	0.29
Net realized and unrealized gain (loss)	6.68	27.06	(35.97)	27.60	13.21	14.29	6.72
Net increase (decrease) from investment operations	7.16	27.57	(35.53)	28.20	13.74	14.80	7.01
Dividends and distributions from:
Net investment income	(0.88)	—	(0.66)	(0.61)	(0.51)	(0.37)	(0.27)
Net realized gain	—	—	(11.47)	—	—	—	—
Total dividends and distributions	(0.88)	—	(12.13)	(0.61)	(0.51)	(0.37)	(0.27)
Redemption fee	0.01	0.01	0.03	0.02	0.01	0.05	0.00[3]
Net asset value, end of period	$ 64.02	$ 57.73	$ 30.15	$ 77.78	$ 50.17	$ 36.93	$ 22.45
Total Investment Return[4]
Based on net asset value	12.49%[5]	91.48%	(53.82)%[5]	56.85%[6]	37.77%	67.10%	45.35%
Ratios to Average Net Assets
Total expenses	1.52%[7]	1.63%	1.55%[7]	1.51%	1.57%	1.68%	1.85%
Total expenses after fees waived	1.52%[7]	1.63%	1.55%[7]	1.51%	1.57%	1.68%	1.85%
Net investment income	1.52%[7]	1.26%	0.76%[7]	0.92%	1.23%	1.81%	1.60%
Supplemental Data
Net assets, end of period (000)	$ 470,492	$ 475,611	$ 176,711	$ 433,844	$ 191,187	$ 139,062	$ 81,969
Portfolio turnover.	41%	50%	61%	72%	48%	47%	57%

1 Consolidated Financial Highlights. See Note 1 to the Notes to Financial Statements.
2 Based on average shares outstanding.
3 Amount is less than $0.01 per share.
4 Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

5 Aggregate total investment return.
6 The investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the return by 0.02%.
7 Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT

APRIL 30, 2010

Financial Highlights (concluded)					BlackRock Latin America Fund, Inc.
	Six Months		Period
	Ended	Year Ended December 1, 2007
	April 30, 2010	October 31,	to October 31,		Year Ended November 30,
	(Unaudited)	2009[1]	2008[1]	2007[1]	2006[1]	2005[1]	2004[1]
				Investor B
Per Share Operating Performance
Net asset value, beginning of period	$ 54.12	$ 28.54	$ 74.38	$ 48.00	$ 35.33	$ 21.45	$ 15.01
Net investment income (loss)[2]	0.19	0.15	(0.04)	0.05	0.20	0.29	0.15
Net realized and unrealized gain (loss)	6.28	25.42	(34.09)	26.52	12.68	13.70	6.43
Net increase (decrease) from investment operations	6.47	25.57	(34.13)	26.57	12.88	13.99	6.58
Dividends and distributions from:
Net investment income	(0.45)	—	(0.27)	(0.21)	(0.22)	(0.16)	(0.14)
Net realized gain	—	—	(11.47)	—	—	—	—
Total dividends and distributions	(0.45)	—	(11.74)	(0.21)	(0.22)	(0.16)	(0.14)
Redemption fee	0.01	0.01	0.03	0.02	0.01	0.05	0.00[3]
Net asset value, end of period	$ 60.15	$ 54.12	$ 28.54	$ 74.38	$ 48.00	$ 35.33	$ 21.45
Total Investment Return[4]
Based on net asset value	12.00%[5]	89.63%	(54.18)%[5]	55.61%[6]	36.72%	65.91%	44.16%
Ratios to Average Net Assets
Total expenses	2.39%[7]	2.62%	2.39%[7]	2.32%	2.34%	2.46%	2.64%
Total expenses after fees waived	2.39%[7]	2.62%	2.39%[7]	2.32%	2.34%	2.46%	2.64%
Net investment income (loss)	0.66%[7]	0.40%	(0.08)%[7]	0.09%	0.48%	1.10%	0.86%
Supplemental Data
Net assets, end of period (000)	$ 18,585	$ 18,695	$ 11,794	$ 31,268	$ 13,911	$ 12,144	$ 11,497
Portfolio turnover.	41%	50%	61%	72%	48%	47%	57%
				Investor C
Per Share Operating Performance
Net asset value, beginning of period	$ 53.17	$ 28.01	$ 73.28	$ 47.40	$ 35.07	$ 21.38	$ 15.00
Net investment income (loss)[2]	0.24	0.17	(0.01)	0.11	0.17	0.25	0.14
Net realized and unrealized gain (loss)	6.14	24.98	(33.46)	26.08	12.56	13.64	6.41
Net increase (decrease) from investment operations	6.38	25.15	(33.47)	26.19	12.73	13.89	6.55
Dividends and distributions from:
Net investment income	(0.62)	—	(0.36)	(0.33)	(0.41)	(0.25)	(0.17)
Net realized gain	—	—	(11.47)	—	—	—	—
Total dividends and distributions	(0.62)	—	(11.83)	(0.33)	(0.41)	(0.25)	(0.17)
Redemption fee	0.01	0.01	0.03	0.02	0.01	0.05	0.00[3]
Net asset value, end of period	$ 58.94	$ 53.17	$ 28.01	$ 73.28	$ 47.40	$ 35.07	$ 21.38
Total Investment Return[4]
Based on net asset value	12.07%[5]	89.82%	(54.16)%[5]	55.62%[6]	36.75%	65.90%	44.15%
Ratios to Average Net Assets
Total expenses	2.29%[7]	2.49%	2.35%[7]	2.29%	2.34%	2.45%	2.63%
Total expenses after fees waived	2.29%[7]	2.49%	2.35%[7]	2.29%	2.34%	2.45%	2.63%
Net investment income (loss)	0.83%[7]	0.46%	(0.02)%[7]	0.17%	0.42%	0.94%	0.80%
Supplemental Data
Net assets, end of period (000)	$ 192,664	$ 151,046	$ 72,714	$ 164,742	$ 50,609	$ 25,071	$ 6,655
Portfolio turnover.	41%	50%	61%	72%	48%	47%	57%

1 Consolidated Financial Highlights. See Note 1 to the Notes to Financial Statements.
2 Based on average shares outstanding.
3 Amount is less than $0.01 per share.
4 Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

5 Aggregate total investment return.
6 The investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the return by 0.02%.
7 Annualized.

See Notes to Financial Statements.

22 SEMI-ANNUAL REPORT

APRIL 30, 2010

Financial Highlights						BlackRock International Fund
	Six Months		Period
	Ended	Year Ended	June 1, 2008
	April 30, 2010	October 31,	to October 31,		Year Ended May 31,
	(Unaudited)	2009	2008	2008	2007	2006	2005
				Institutional
Per Share Operating Performance
Net asset value, beginning of period	$ 10.91	$ 8.20	$ 15.01	$ 14.18	$ 12.38	$ 10.05	$ 8.90
Net investment income (loss)[1]	(0.02)	0.09	0.04	0.19	0.12	0.08	0.07
Net realized and unrealized gain (loss)[2]	0.46	2.62	(6.68)	0.73	1.87	2.39	1.11
Net increase (decrease) from investment operations	0.44	2.71	(6.64)	0.92	1.99	2.47	1.18
Dividends from net investment income	—	—	(0.17)	(0.09)	(0.19)	(0.14)	(0.03)
Net asset value, end of period	$ 11.35	$ 10.91	$ 8.20	$ 15.01	$ 14.18	$ 12.38	$ 10.05
Total Investment Return[3]
Based on net asset value	4.03%[4]	33.05%	(44.63)%[4]	6.58%	16.29%	24.80%	13.31%
Ratios to Average Net Assets[5]
Total expenses	1.78%[6]	2.03%	1.70%[6]	1.54%	1.65%	1.74%	1.72%
Net investment income (loss)	(0.44)%[6]	0.99%	0.75%[6]	1.32%	0.97%	0.72%	0.76%
Supplemental Data
Net assets, end of period (000)	$ 5,194	$ 5,133	$ 5,161	$ 10,904	$ 12,133	$ 12,453	$ 11,946
Portfolio turnover of the Portfolio	69%	178%	78%	153%	151%	96%	49%
				Investor A
Per Share Operating Performance
Net asset value, beginning of period	$ 10.76	$ 8.12	$ 14.85	$ 14.04	$ 12.26	$ 9.94	$ 8.80
Net investment income (loss)[1]	(0.04)	0.05	0.02	0.17	0.10	0.06	0.03
Net realized and unrealized gain (loss)[2]	0.46	2.59	(6.62)	0.70	1.84	2.36	1.12
Net increase (decrease) from investment operations	0.42	2.64	(6.60)	0.87	1.94	2.42	1.15
Dividends from net investment income	—	—	(0.13)	(0.06)	(0.16)	(0.10)	(0.01)
Net asset value, end of period	$ 11.18	$ 10.76	$ 8.12	$ 14.85	$ 14.04	$ 12.26	$ 9.94
Total Investment Return[3]
Based on net asset value	3.90%[4]	32.51%	(44.72)%[4]	6.25%	16.02%	24.51%	13.04%
Ratios to Average Net Assets[5]
Total expenses	2.08%[6]	2.40%	2.02%[6]	1.84%	1.91%	1.98%	1.97%
Net investment income (loss)	(0.76)%[6]	0.54%	0.50%[6]	1.18%	0.77%	0.53%	0.30%
Supplemental Data
Net assets, end of period (000)	$ 32,112	$ 28,949	$ 22,537	$ 42,052	$ 35,750	$ 21,807	$ 18,058
Portfolio turnover of the Portfolio	69%	178%	78%	153%	151%	96%	49%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

4 Aggregate total investment return.
5 Includes the Fund’s share of the Portfolio’s allocated expenses and/or net invest-
ment income.
6 Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT

APRIL 30, 2010

Financial Highlights (concluded)						BlackRock International Fund
	Six Months		Period
	Ended	Year Ended	June 1, 2008
	April 30, 2010	October 31,	to October 31,		Year Ended May 31,
	(Unaudited)	2009	2008	2008	2007	2006	2005
				Investor B
Per Share Operating Performance
Net asset value, beginning of period	$ 10.18	$ 7.77	$ 14.13	$ 13.44	$ 11.75	$ 9.54	$ 8.51
Net investment loss[1]	(0.10)	(0.04)	(0.03)	(0.01)	(0.02)	(0.03)	(0.02)
Net realized and unrealized gain (loss)[2]	0.44	2.45	(6.33)	0.70	1.78	2.27	1.05
Net increase (decrease) from investment operations	0.34	2.41	(6.36)	0.69	1.76	2.24	1.03
Dividends from net investment income	—	—	—	—	(0.07)	(0.03)	—
Net asset value, end of period	$ 10.52	$ 10.18	$ 7.77	$ 14.13	$ 13.44	$ 11.75	$ 9.54
Total Investment Return[3]
Based on net asset value	3.34%[4]	31.02%	(45.01)%[4]	5.13%	15.02%	23.52%	12.10%
Ratios to Average Net Assets[5]
Total expenses	3.25%[6]	3.61%	3.17%[6]	2.90%	2.76%	2.76%	2.75%
Net investment loss	(1.93)%[6]	(0.54)%	(0.70)%[6]	(0.11)%	(0.20)%	(0.31)%	(0.24)%
Supplemental Data
Net assets, end of period (000)	$ 16,173	$ 20,342	$ 20,878	$ 44,254	$ 56,428	$ 71,575	$ 69,342
Portfolio turnover of the Portfolio	69%	178%	78%	153%	151%	96%	49%
				Investor C
Per Share Operating Performance
Net asset value, beginning of period	$ 10.28	$ 7.81	$ 14.19	$ 13.45	$ 11.75	$ 9.54	$ 8.51
Net investment income (loss)[1]	(0.08)	(0.01)	(0.01)	0.04	(0.01)	(0.03)	(0.02)
Net realized and unrealized gain (loss)[2]	0.44	2.48	(6.35)	0.70	1.78	2.27	1.05
Net increase (decrease) from investment operations	0.36	2.47	(6.36)	0.74	1.77	2.24	1.03
Dividends from net investment income	—	—	(0.02)	—	(0.07)	(0.03)	—
Net asset value, end of period	$ 10.64	$ 10.28	$ 7.81	$ 14.19	$ 13.45	$ 11.75	$ 9.54
Total Investment Return[3]
Based on net asset value	3.50%[4]	31.63%	(44.87)%[4]	5.50%	15.09%	23.47%	12.10%
Ratios to Average Net Assets[5]
Total expenses	2.82%[6]	3.09%	2.74%[6]	2.57%	2.68%	2.77%	2.76%
Net investment income (loss)	(1.50)%[6]	(0.07)%	(0.25)%[6]	0.32%	(0.09)%	(0.32)%	(0.27)%
Supplemental Data
Net assets, end of period (000)	$ 12,434	$ 124,710	$ 10,543	$ 20,892	$ 22,133	$ 23,463	$ 22,879
Portfolio turnover of the Portfolio	69%	178%	78%	153%	151%	96%	49%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effect of any sales charges and include the reinvestment of dividends and distributions.

4 Aggregate total investment return.
5 Includes the Fund’s share of the Portfolio’s allocated expenses and/or net invest-
ment income (loss).
6 Annualized.

See Notes to Financial Statements.

24 SEMI-ANNUAL REPORT

APRIL 30, 2010

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Global Emerging Markets Fund, Inc. (“Global Emerging
Markets”), BlackRock Latin America Fund, Inc. (“Latin America”) and
BlackRock International Fund (“International”) of BlackRock Series, Inc.
(the “Corporation”) (collectively the “Funds” or individually the “Fund”), are registered under the Investment Company Act of 1940, as amended
(the “1940 Act”). Each Fund is organized as a Maryland corporation.
International is registered as a diversified, open-end management invest-
ment company. Global Emerging Markets and Latin America are registered as non-diversified, open-end management investment companies. The
Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP"), which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-
end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical vot-
ing, dividend, liquidation and other rights and the same terms and condi-
tions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor
B and Investor C Shares also bear certain expenses related to the distribu-
tion of such shares. Investor B Shares automatically convert to Investor A
Shares after approximately 8 years. Investor B Shares are only available through exchanges, dividend reinvestments or for purchase by certain quali-
fied employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

International seeks to achieve its investment objective by investing all of its assets in BlackRock Master International Portfolio (the “Portfolio”) of
BlackRock Master LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the per-
formance of the Portfolio. The financial statements of the Portfolio, includ-
ing the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.
The percentage of the Portfolio owned by the Fund at April 30, 2010 was 100%.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ policy is to fair value their financial instruments at market value using independent dealers or pricing services selected under the supervision of the Board of Directors (“the Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market
System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.
Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of
60 days or less may be value at amortized cost, which approximates fair value.

The Funds’ value their investments in BlackRock Liquidity Series, LLC
Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money
Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange
Commission (“SEC”) under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money
Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE.
Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by each Fund’s Board as reflecting fair value
(“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-
advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natu-
ral disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value
Assets and be valued at their fair values, as determined in good faith by the Board or by the investment advisor using a pricing service and/or pro-
cedures approved by the Board. Each business day, the Funds use a pric-
ing service selected under the supervision of that Fund’s Board to assist

SEMI-ANNUAL REPORT

APRIL 30, 2010

Notes to Financial Statements (continued)

with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value
Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

International records its investments in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio’s
Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Measurements: Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available
(including the Funds’ own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2010, International’s investment in the Portfolio was classified as Level 2. The Fund believes more relevant disclosure regarding fair value measurements relates to the Portfolio, which is disclosed in
Note 1 of the Portfolio’s Notes to Financial Statements included elsewhere in this report.

Foreign Currency Transactions: Each Fund’s books and records are main-
tained in US dollars. Foreign currency amounts are translated into US dollars as follows: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange pre-
vailing on the respective dates of such transactions. Generally, when the
US dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such compo-
nents are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that a Fund either delivers collateral or segregates assets in connection with certain investments
(e.g., foreign currency exchange contracts), each Fund will, consistent with
SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transac-
tions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from for-
eign securities where the ex-dividend date may have passed are subse-
quently recorded when the Funds have determined the ex-dividend date.
Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: Global Emerging Markets and Latin America may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statement of
Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities trans-
actions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the
Funds could experience delays and costs in gaining access to the collat-
eral. The Funds also could suffer a loss if the value of an investment pur-
chased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

26 SEMI-ANNUAL REPORT

APRIL 30, 2010

Notes to Financial Statements (continued)

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns.
No income tax returns are currently under examination. The statute of limitations on Global Emerging Market’s US federal tax returns remains open for the year ended October 31, 2009, the period ended October 31,
2008 and the two years ended June 30, 2008. The statute of limitations on Latin America’s US federal tax returns remains open for the year ended
October 31, 2009, the period ended October 31, 2008 and the two years ended November 30, 2007. The statute of limitations on International’s US federal tax returns remains open for the year ended October 31, 2009, the period ended October 31, 2008 and the two years ended May 31, 2008.
The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In January 2010, the Financial Accounting
Standards Board issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggre-
gation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009, and the interim periods within those fiscal years, except for disclosures about pur-
chases, sales, issuances and settlements in the rollforward of activity in
Level 3 fair value measurements, which are effective for fiscal years begin-
ning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Funds’ financial statements and disclosures is currently being assessed.

Basis of Consolidation:

Global Emerging Markets

The Fund’s accompanying consolidated Financial Highlights for each of the years in the three-year period ended June 30, 2007 include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada, a wholly owned subsidiary of the Fund. The subsidiary was created for regulatory purposes to invest in Chilean securities. Intercompany accounts and transactions have been eliminated. During the year ended June 30,
2007, Inversiones en Marcado Accionario de Valores Chile Limitada
was dissolved.

Latin America

The Fund’s accompanying consolidated financial statements include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly owned subsidiary of the Fund. The subsidiary was created for regulatory purposes to invest in Chilean securities. Intercompany accounts and transactions have been eliminated. During the year ended October 31, 2009, Merrill
Lynch Latin America Fund Chile Ltd. was dissolved.

Other: Expenses directly related to each Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated to each class based on its relative net assets. Each Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on unin-
vested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as foreign currency exchange rate risk.
Losses may arise if the value of the contract decreases due to an unfavor-
able change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Funds may mitigate counterparty risk through master netting agreements included within an International
Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Fund and separately each of its counterparties. The ISDA Master
Agreement allows each Fund to offset with its counterparty certain deriva-
tive financial instrument’s payables and/or receivables with collateral held with each separate counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counter-
parties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1
“Segregation and Collateralization” for information with respect to collateral practices. In addition, each Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds. Certain ISDA Master
Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master
Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-
traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Foreign Currency Exchange Contracts: The Funds may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate risk).
A foreign currency exchange contract is an agreement between two parties

SEMI-ANNUAL REPORT

APRIL 30, 2010

Notes to Financial Statements (continued)

to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currency backing some of the investments held by the Funds. The contract is marked-to-market daily and the change in mar-
ket value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the dif-
ference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the
US dollar.

Derivatives Categorized by Risk Exposure:
Fair Values of Derivative Instruments as of April 30, 2010

Asset Derivatives

Global
Emerging
Markets	Latin America
Statement of Assets
and Liabilities
Location	Value
Unrealized appreciation
Foreign currency	on foreign currency
exchange contracts	exchange contracts	$24,181	$120
Liability Derivatives

Global
Emerging
Markets	Latin America
Statement of Assets
and Liabilities
Location	Value
Unrealized depreciation
Foreign currency	on foreign currency
exchange contracts	exchange contracts	$2,044	—
The Effect of Derivative Instruments on the Statements of Operations
Six Months Ended April 30, 2010

Net Realized Gain From

Global
Emerging Markets	Latin America
Foreign currency exchange contracts:
Foreign currency transactions	$ (32,170)	$ (591,565)
Net Change in Unrealized Appreciation/Depreciation on

Global
Emerging Markets	Latin America
Foreign currency exchange contracts:
Foreign currency transactions	$ 23,910	$ 120
For the six months ended April 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:
Global
Emerging Markets	Latin America
Foreign currency exchange contracts:
Average number of contracts-US
dollars purchased	12	6
Average number of contracts-US
dollars sold	5	1
Average US dollar amounts purchased	$ 2,324,384	$ 923,557
Average US dollar amounts sold	$ 2,386,399	$ 208,350

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership struc-
ture, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and
Barclays are not.

Global Emerging Markets and Latin America each entered into an Invest-
ment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), each Fund's investment advisor, an indirect, wholly owned subsidiary of
BlackRock, to provide investment advisory and administration services. The
Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund’s. For such services,
Global Emerging Markets and Latin America pay the Manager a monthly fee at an annual rate 1.0% of each Fund’s average daily net assets.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Funds pay to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees through its investment in other affiliated investment companies.
These amounts are shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a separate sub-advisory agreement with
BlackRock Investment Management, LLC (“BIM”) with respect to each
Fund and BlackRock International Limited, with respect to Global Emerging
Markets and Latin America, both affiliates of the Manager. The Manager pays each sub-advisor, for services it provides, a monthly fee that is a per-
centage of the investment advisory fees paid by the Funds to the Manager.

The Corporation, on behalf of International, entered into an Administration
Agreement with the Manager to provide administrative services (other than investment advice and related portfolio activities). For such services, the
Fund pays the Manager a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets.

For the six months ended April 30, 2010, Global Emerging Markets and
Latin America reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations
The reimbursements were as follows:

Reimbursement
Global Emerging Markets	$2,440
Latin America	$7,831

The Funds have received an exemptive order from the SEC permitting, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activi-
ties and has retained BIM as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager

28 SEMI-ANNUAL REPORT

APRIL 30, 2010

Notes to Financial Statements (continued)

or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statements of Assets and Liabilities as securities loaned and collateral at value — securities loaned, respectively.
The cash collateral invested by BIM is disclosed in the Schedules of
Investments. The share of income earned by the Funds on such invest-
ments is shown as securities lending — affiliated in the Statements of
Operations. For the six months ended April 30, 2010, BIM received
$21,526 in securities lending agent fees from Latin America.

Global Emerging Markets, Latin America and the Corporation (on behalf of
International) have entered into a Distribution Agreement and Distribution
Plans with BlackRock Investments, LLC (”BRIL“), an affiliate of BlackRock.
Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Funds, as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to
Investor A, Investor B and Investor C shareholders.

For the six months ended April 30, 2010, affiliates earned underwriting dis-
counts, direct commissions and dealer concessions on sales of the Fund’s
Investor A Shares as follows:

Investor A
Global Emerging Markets	$ 15,924
Latin America	$ 107,846
International	$ 902

For the six months ended April 30, 2010, affiliates received contingent deferred sales charges relating to transactions in Investor B and Investor C
Shares as follows.

	Investor B	Investor C
Global Emerging Markets	$ 1,882	$ 4,150
Latin America	$ 33,922	$ 54,466
International	$ 1,079	$ 461

Furthermore, affiliates received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers on Investor A
Shares as follows.

Investor A
Global Emerging Markets	$ 312
Latin America	$ 1,888
International	$ 88

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Transfer agency fees borne by each Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Funds, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administra-
tive services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the six months ended April 30, 2010, the following Fund paid the following in return for these services which is included in transfer agent in the Statements of Operations:

Latin America $ 688

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended April 30, 2010, the Funds reimbursed the
Manager the following amounts for costs incurred in running the call cen-
ter, which are included in transfer agent — class specific in the Statements of Operations.

Global
	Emerging	Latin
Call Center Fees	Markets	America	International
Institutional	$ 348	$ 535	$ 23
Investor A	$1,236	$8,946	$199
Investor B	$ 89	$ 623	$ 55
Investor C	$ 323	$2,701	$133

Certain officers and/or directors of Global Emerging Markets, Latin America and the Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the
Chief Compliance Officer of Global Emerging Markets, Latin America and
the Corporation.

4. Investments:

Purchases and sales of investments excluding short-term securities for the six months ended April 30, 2010, were as follows:

	Purchases	Sales
Global Emerging Markets	$181,061,014	$164,107,355
Latin America	$333,546,724	$331,837,226

SEMI-ANNUAL REPORT

APRIL 30, 2010

Notes to Financial Statements (continued)

5. Borrowings:

Global Emerging Markets and Latin America, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until
November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to each Fund based on its net assets as of
October 31, 2008; a commitment fee of 0.08% per annum based on each
Funds’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and

(b) reserve adjusted one-month LIBOR, plus, in each case, the higher of
(i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agree-

ment) on amounts borrowed. Effective November 2009, the credit agree-
ment was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to each Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-
month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus
1.25% per annum on amounts borrowed. Global Emerging Markets and
Latin America did not borrow under the credit agreement during the six months ended April 30, 2010.

6. Capital Loss Carry Forward:

As of April 30, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Global
Expires	Emerging	Latin
October 31,	Markets	America	International
2010	$ 3,618,280	—	$ 38,696,952
2016	37,949,987	$ 57,163,692	19,370,107
2017	22,709,079	64,351,106	15,346,411
Total	$ 64,277,346	$121,514,798	$ 73,413,470
7. Concentration, Market and Credit Risk:

In the normal course of business, Global Emerging Markets and Latin
America invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds;
conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. The Funds manage coun-
terparty risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the
Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

Global Emerging Markets and Latin America invest from time to time a sub-
stantial amount of their assets in issuers located in a single country or a limited number of countries. At April 30, 2010, Latin America invested 74%
of its net assets in Brazil. When the Funds concentrate their investments in this manner, they assume the risk that economic, political and social con-
ditions in those countries may have a significant impact on their investment performance. Please see the Schedules of Investments for concentrations in specific countries.

As of April 30, 2010, Global Emerging Markets and Latin America had the
following industry classifications:

Global Emerging Markets
Percent of
Long-Term
Industry	Investments
Commercial Banks	18%
Oil, Gas & Consumable Fuels	13
Semiconductors & Semiconductor Equipment	9
Wireless Telecommunication Services	9
Metals & Mining	8
Other*	43
Latin America
Percent of
Long-Term
Industry	Investments
Commercial Banks	19%
Metals & Mining	19
Oil, Gas & Consumable Fuels	18
Wireless Telecommunication Services	9
Beverages	5
Household Products	5
Other*	25

* All other industries held were each less than 5% of long-term investments.

30 SEMI-ANNUAL REPORT

APRIL 30, 2010

Notes to Financial Statements (continued)
8. Capital Share Transactions:
Transactions in capital shares for each class were as follows:
	Six Months Ended			Year Ended
	April 30, 2010		October 31, 2009
Global Emerging Markets	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,085,862	$ 19,574,911	2,427,202	$ 31,998,241
Shares issued to shareholders in reinvestment of dividends	23,865	415,421	22,603	228,222
Total issued	1,109,727	19,990,332	2,449,805	32,226,463
Shares redeemed	(1,483,498)	(26,176,665)	(1,593,248)	(20,139,564)
Net increase (decrease)	(373,771)	$ (6,186,333)	856,557	$ 12,086,899
Investor A
Shares sold and automatic conversion of shares	1,127,570	$ 19,587,955	1,279,420	$ 18,123,676
Shares issued to shareholders in reinvestment of dividends	25,718	433,582	320,613	201,779
Total issued	1,153,288	20,021,537	1,300,033	18,325,455
Shares redeemed	(552,458)	(9,537,523)	(1,364,931)	(16,128,173)
Net increase (decrease)	600,830	$ 10,484,014	(64,898)	$ 2,197,282
Investor B
Shares sold	23,030	$ 362,399	75,705	$ 876,794
Shares redeemed and automatic conversion of shares	(52,051)	(816,552)	(142,339)	(1,419,591)
Net decrease	(29,021)	$ (454,153)	(66,634)	$ (542,797)
Investor C
Shares sold	663,816	$ 10,096,019	778,580	$ 9,627,317
Shares issued to shareholders in reinvestment of dividends	1,203	17,773	—	—
Total issued	665,019	10,113,792	778,580	9,627,317
Shares redeemed	(286,459)	(4,342,257)	(514,884)	(5,344,277)
Net increase	378,560	$ 5,771,535	263,696	$ 4,283,040
Latin America
Institutional
Shares sold	934,961	$ 60,158,410	1,056,535	$ 48,081,433
Shares issued to shareholders in reinvestment of dividends	28,822	1,796,412	—	—
Total issued	963,783	61,954,822	1,056,535	48,081,433
Shares redeemed	(442,354)	(27,591,247)	(1,038,791)	(36,964,049)
Net increase	521,429	$ 34,363,575	17,744	$ 11,117,384
Investor A
Shares sold and automatic conversion of shares	2,352,337	$ 148,973,328	4,344,050	$ 191,578,027
Shares issued to shareholders in reinvestment of dividends	111,798	6,869,768	—	—
Total issued	2,464,135	155,843,096	4,344,050	191,578,027
Shares redeemed	(3,353,671)	(202,940,781)	(1,966,080)	(76,595,525)
Net increase (decrease)	(889,536)	$ (47,097,685)	2,377,970	$ 114,982,502
Investor B
Shares sold	9,694	$ 581,620	68,592	$ 2,737,186
Shares issued to shareholders in reinvestment of dividends	2,352	136,208	—	—
Total issued	12,046	717,828	68,592	2,737,186
Shares redeemed and automatic conversion of shares	(48,523)	(2,851,275)	(136,323)	(4,829,849)
Net decrease	(36,477)	$ (2,133,447)	(67,731)	$ (2,092,663)
Investor C
Shares sold	855,837	$ 49,933,639	1,124,791	$ 48,207,477
Shares issued to shareholders in reinvestment of dividends	30,235	1,714,777	—	—
Total issued	886,072	51,648,416	1,124,791	48,207,477
Shares redeemed	(457,856)	(26,202,650)	(879,816)	(30,020,957)
Net increase	428,216	$ 25,445,766	244,975	$ 18,186,520

SEMI-ANNUAL REPORT

APRIL 30, 2010

Notes to Financial Statements (concluded)
	Six Months Ended			Year Ended
	April 30, 2010		October 31, 2009
International	Shares	Amount	Shares	Amount
Institutional
Shares sold	44,697	$ 511,947	72,049	$ 573,143
Shares redeemed	(57,683)	(667,053)	(231,246)	(1,934,401)
Net decrease	(12,986)	$ (155,106)	(159,197)	$ (1,361,258)
Investor A
Shares sold and automatic conversion of shares	894,501	$ 10,099,505	1,149,898	$ 10,086,404
Shares redeemed	(712,928)	(7,889,276)	(1,236,681)	(10,173,305)
Net increase (decrease)	181,573	$ 2,210,229	(86,783)	$ (86,901)
Investor B
Shares sold	223,201	$ 2,367,473	718,550	$ 5,916,834
Shares redeemed and automatic conversion of shares	(683,715)	(7,262,089)	(1,406,707)	(11,208,094)
Net decrease	(460,514)	$ (4,894,616)	(688,157)	$ (5,291,260)
Investor C
Shares sold	104,541	$ 1,128,917	199,307	$ 1,688,311
Shares redeemed	(149,280)	(1,606,554)	(336,919)	(2,684,332)
Net decrease	(44,739)	$ (477,637)	(137,612)	$ (996,021)
9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

32 SEMI-ANNUAL REPORT

APRIL 30, 2010

Portfolio Information as of April 30, 2010 (Unaudited)			BlackRock Master International Portfolio
BlackRock Master International Portfolio
	Percent of		Percent of
	Long-Term		Long-Term
Ten Largest Holdings	Investments	Geographic Allocation	Investments
Nestle SA Registered Shares	4%	Japan	18%
Sanofi-Aventis	4	United Kingdom	16
British American Tobacco Plc	3	Switzerland	13
Bridgestone Corp.	3	Germany	8
DaimlerChrysler AG	3	France	8
BG Group Plc	3	Taiwan	6
Taiwan Semiconductor Manufacturing Co., Ltd. — ADR	3	China	5
Nitto Denko Corp.	3	United States	4
UBS AG	3	Netherlands	4
Heineken NV	3	South Korea	4
		Brazil	3
		South Africa	2
		Hong Kong	2
		India	2
		Italy	2
		Thailand	1
		Austria	1
		Hungary	1

SEMI-ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments April 30, 2010 (Unaudited)

BlackRock Master International Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Austria — 1.1%
Erste Bank der Oesterreichischen Sparkassen AG	16,681	$ 740,613
Brazil — 2.9%
NET Servicos de Comunicacao SA — ADR (a)	50,834	597,300
Rossi Residencial SA	180,564	1,329,624
		1,926,924
China — 4.8%
Focus Media Holding Ltd. — ADR (a)	59,436	997,336
Sands China Ltd. (a)	885,600	1,437,654
VanceInfo Technologies, Inc. — ADR (a)	31,220	744,597
		3,179,587
France — 7.5%
Eutelsat Communications	32,222	1,147,071
Sanofi-Aventis	34,304	2,340,171
Societe Generale SA	27,733	1,480,923
		4,968,165
Germany — 7.8%
DaimlerChrysler AG	36,646	1,885,569
Deutsche Lufthansa AG (a)	63,613	1,057,848
E.ON AG	36,361	1,340,914
HeidelbergCement AG	14,473	896,189
		5,180,520
Hong Kong — 2.0%
Shun Tak Holdings Ltd.	2,214,000	1,292,943
Hungary — 1.1%
OTP Bank Rt.	19,938	700,850
India — 1.5%
Sterlite Industries India Ltd. — ADR	54,282	984,675
Italy — 1.5%
Unicredit SpA	369,622	968,670
Japan — 16.7%
Bridgestone Corp.	114,600	1,909,926
Kurita Water Industries Ltd.	54,900	1,587,519
Makita Corp.	50,900	1,577,733
Mitsui & Co., Ltd.	64,800	973,886
Nissan Motor Co., Ltd.	178,200	1,550,546
Nitto Denko Corp.	46,400	1,813,034
Nomura Holdings, Inc.	230,000	1,589,786
		11,002,430
Netherlands — 4.2%
Heineken NV	36,211	1,688,440
ING Groep NV CVA	123,616	1,091,076
		2,779,516
South Africa — 2.3%
MTN Group Ltd.	102,310	1,505,088
South Korea — 3.7%
LG Electronics, Inc.	11,945	1,302,453
Samsung Electronics Co., Ltd.	1,500	1,140,508
		2,442,961
Switzerland — 12.0%
Credit Suisse Group AG	22,463	1,031,002
Nestle SA Registered Shares	52,287	2,558,451
The Swatch Group Ltd., Bearer Shares	2,564	751,159
Transocean Ltd. (a)	15,800	1,144,710

Common Stocks		Shares	Value
Switzerland (concluded)
UBS AG		110,517	$ 1,712,149
Weatherford International Ltd. (a)		41,406	749,862
			7,947,333
Taiwan — 5.2%
HTC Corp.		117,000	1,567,762
Taiwan Semiconductor Manufacturing
Co., Ltd. — ADR		175,151	1,854,849
			3,422,611
Thailand — 1.2%
Kasikornbank Pcl		275,300	761,085
United Kingdom — 14.8%
3i Group Plc		293,482	1,210,687
BG Group Plc		110,578	1,869,067
British Airways Plc		252,047	873,874
British American Tobacco Plc		60,842	1,913,163
Group 4 Securicor Plc		331,506	1,349,401
Lloyds TSB Group Plc		1,018,524	1,019,031
Tullow Oil Plc		88,256	1,537,110
			9,772,333
United States — 4.2%
Intel Corp.		50,333	1,149,102
Liberty Global, Inc. (a)		33,711	924,019
NII Holdings, Inc. (a)		17,054	723,431
			2,796,552
Total Long-Term Investments
(Cost — $58,090,407) — 94.5%			62,372,856
Short-Term Securities
Money Market Fund — 4.0%
BlackRock Liquidity Funds, TempFund, Institutional
Class, 0.14% (b)(c)		2,620,151	2,620,151
		Par
		(000)
Time Deposits — 0.0%
Europe — 0.0%
Brown Brothers Harriman & Co.,
0.05%, 5/03/10	EUR	12	16,249
Total Short-Term Securities
(Cost — $2,636,400) — 4.0%			2,636,400
Total Investments (Cost — $60,726,807*) — 98.5%			65,009,256
Other Assets Less Liabilities — 1.5%			1,015,345
Net Assets – 100.0%			$ 66,024,601

* The cost and unrealized appreciation (depreciation) of investments as of April 30,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 61,121,552
Gross unrealized appreciation	$ 6,305,082
Gross unrealized depreciation	(2,417,378)
Net unrealized appreciation	$ 3,887,704

Portfolio Abbreviations
To simplify the listing of portfolio holdings in the Schedule	ADR	American Depositary Receipts	JPY	Japanese Yen
of Investments, the names and descriptions of many of the	EUR	Euro	THB	Thai Baht
securities have been abbreviated according to the following	GBP	British Pound	USD	US Dollar
list:
See Notes to Financial Statements.

34 SEMI-ANNUAL REPORT

APRIL 30, 2010

Schedule of Investments (concluded)

BlackRock Master International Portfolio

(a) Non-income producing security.
(b) Represents the current yield as of report date.
(c) Investments in companies considered to be an affiliate of the Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
were as follows:

			Shares Held at		Shares Held at
			October 31,	Net	April 30,
	Affiliate		2009	Activity	2010	Income
	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class		1,466,787	1,153,364	2,620,151	$1,174
•	Foreign currency exchange contracts as of April 30, 2010 were as follows:
						Unrealized
	Currency		Currency		Settlement Appreciation
	Purchased		Sold	Counterparty	Date	(Depreciation)
	USD	512,612 EUR	386,207	Citibank NA	5/05/10	$ (1,609)
	GBP	193,443 USD	295,833 JPMorgan Chase NA 5/06/10			139
	THB 15,155,133 USD		468,619	Brown Brothers
				Harriman & Co.	5/06/10	(236)
	USD	1,099,960 JPY 102,967,292		Brown Brothers
				Harriman & Co.	5/07/10	3,742
	EUR	1,202,747 JPY 145,376,000		State Street Bank
				& Trust Co.	5/20/10	53,595
	JPY 145,376,000 EUR 1,188,251			Citibank NA	5/20/10	(34,294)
	USD	19,686 EUR	14,496	Brown Brothers
				Harriman & Co.	5/20/10	385
	Total					$ 21,722

• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the cir-
cumstances, to the extent observable inputs are not available (including the
Portfolio's own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of April 30, 2010 in determining the fair valuation of the Portfolio's investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks:
Austria	—	$ 740,613	—	$ 740,613
Brazil	$ 1,926,924	—	—	1,926,924
China.	1,741,933	1,437,654	—	3,179,587
France	—	4,968,165	—	4,968,165
Germany	—	5,180,520	—	5,180,520
Hong Kong	—	1,292,943	—	1,292,943
Hungary	—	700,850	—	700,850
India	984,675	—	—	984,675
Italy	—	968,670	—	968,670
Japan	—	11,002,430	—	11,002,430
Netherlands	—	2,779,516	—	2,779,516
South Africa	—	1,505,088	—	1,505,088
South Korea.	—	2,442,961	—	2,442,961
Switzerland	1,894,572	6,052,761	—	7,947,333
Taiwan	1,854,849	1,567,762	—	3,422,611
Thailand.	—	761,085	—	761,085
United Kingdom	—	9,772,333	—	9,772,333
United States	2,796,552	—	—	2,796,552
Short-Term Securities	2,620,151	16,249	—	2,636,400
Total	$ 13,819,656	$ 51,189,600	—	$ 65,009,256
	Other Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	—	$ 57,861	—	$ 57,861
Liabilities	—	(36,139)	—	(36,139)
Total	—	$ 21,722	—	$ 21,722

1 Other financial instruments are foreign currency exchange contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT

APRIL 30, 2010

Statement of Assets and Liabilities	BlackRock Master International Portfolio
April 30, 2010 (Unaudited)
Assets
Investments at value — unaffiliated (cost — $58,106,656)	$ 62,389,105
Investments at value — affiliated (cost — $2,620,151)	2,620,151
Unrealized appreciation on foreign currency exchange contracts	57,861
Foreign currency at value (cost — $171)	258
Investments sold receivable	1,610,371
Dividends receivable	596,244
Prepaid expenses	29,433
Other assets	834
Total assets	67,304,257
Liabilities
Unrealized depreciation on foreign currency exchange contracts	36,139
Investments purchased payable	1,062,569
Withdrawals payable to investor	79,037
Investment advisory fees payable	42,865
Other affiliates payable	436
Officer's and Directors' fees payable	111
Other accrued expenses payable	58,499
Total liabilities	1,279,656
Net Assets	$ 66,024,601
Net Assets Consist of
Investor's capital	$ 61,695,995
Net unrealized appreciation/depreciation	4,328,606
Net Assets	$ 66,024,601

See Notes to Financial Statements.

36 SEMI-ANNUAL REPORT

APRIL 30, 2010

Statement of Operations	BlackRock Master International Portfolio
Six Months Ended April 30, 2010 (Unaudited)
Investment Income
Dividends	$ 498,581
Foreign taxes withheld	(43,199)
Income — affiliated	1,174
Total income	456,556
Expenses
Investment advisory	259,662
Accounting services	41,863
Professional	29,628
Custodian	23,648
Officer and Directors	3,732
Printing	411
Miscellaneous	7,030
Total expenses	365,974
Less fees waived by advisor	(673)
Total expenses after fees waived	365,301
Net investment income	91,255
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	6,116,067
Foreign currency transactions	(217,351)
5,898,716
Net change in unrealized appreciation/depreciation on:
Investments	(3,240,653)
Foreign currency transactions	72,091
(3,168,562)
Total realized and unrealized gain	2,730,154
Net Increase in Net Assets Resulting from Operations	$ 2,821,409

See Notes to Financial Statements.

SEMI-ANNUAL REPORT

APRIL 30, 2010

Statements of Changes in Net Assets					BlackRock Master International Portfolio
						Six Months
						Ended	Year Ended
						April 30, 2010	October 31,
Increase (Decrease) in Net Assets:						(Unaudited)	2009
Operations
Net investment income					$ 91,255		$ 1,084,347
Net realized gain (loss)						5,898,716	(15,605,920)
Net change in unrealized appreciation/depreciation						(3,168,562)	31,035,081
Net increase in net assets resulting from operations						2,821,409	16,513,508
Capital Transactions
Proceeds from contributions						14,107,842	18,264,692
Value of withdrawals					(17,879,790)		(27,020,407)
Net decrease in net assets derived from capital transactions						(3,771,948)	(8,755,715)
Net Assets
Total increase (decrease) in net assets						(950,539)	7,757,793
Beginning of period						66,975,140	59,217,347
End of period					$ 66,024,601		$ 66,975,140
Financial Highlights					BlackRock Master International Portfolio
			Period
	Six Months		June 1,
	Ended	Year Ended	2008 to
	April 30, 2010	October 31,	October 31,		Year Ended May 31,
	(Unaudited)	2009	2008	2008	2007	2006	2005
Total Investment Return
Total investment return	4.39%[1]	33.94%	(44.29)%[1]	7.12%	16.99%	25.58%	14.08%
Average Net Ratios to Assets
Total expenses	1.06%[2]	1.11%	1.04%[2]	0.99%	0.96%	0.98%	0.95%
Total expenses after fees waived	1.06%[2]	1.11%	1.04%[2]	0.99%	0.96%	0.98%	0.95%
Net investment income	0.26%[2]	1.89%	1.44%[2]	1.90%	1.64%	1.48%	1.51%
Supplemental Data
Net assets, end of period (000)	$ 60,025 $	66,975 $	59,217 $	118,236	$ 126,594 $	129,475	$ 122,401
Portfolio turnover	69%	178%	78%	153%	151%	96%	49%

1 Aggregate total investment return.
2 Annualized.

See Notes to Financial Statements.

38 SEMI-ANNUAL REPORT

APRIL 30, 2010

Notes to Financial Statements (Unaudited) BlackRock Master International Portfolio

1. Organization and Significant Accounting Policies:

BlackRock Master International Portfolio (the “Portfolio”) of BlackRock
Master LLC (the “Master LLC”) is registered under the Investment Comp-
any Act of 1940, as amended (the “1940 Act”), and is organized as a
Delaware limited liability company. The Limited Liability Company Agree-
ment permits the Directors to issue non-transferable interests in the Master
LLC, subject to certain limitations. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP"), which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: The Master LLC’s policy is to fair value its financial instruments at market value, using independent dealers and pricing services selected under the supervision of the Board of Directors (“the Board”). Equity invest-
ments traded on a recognized securities exchange or the NASDAQ Global
Market System are valued at the last reported sale price that day or the
NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE.
Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair
Value Assets”). When determining the price for Fair Value Assets, the invest-
ment advisor and/or the sub-advisor seeks to determine the price that the
Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-
advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.

Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Portfolio’s net assets.
If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value
Assets and be valued at their fair values, as determined in good faith by the Board or by the investment advisor using a pricing service and/or pro-
cedures approved by the Board. Each business day, the Portfolio uses a pricing service selected under the supervision of the Portfolio’s Board to assist with the valuation of certain foreign exchange-traded equity securi-
ties and foreign exchange-traded and OTC options (the “Systematic Fair
Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Master LLC’s books and records are maintained in US dollars. Foreign currency amounts are translated into
US dollars as follows: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange pre-
vailing on the respective dates of such transactions. Generally, when the
US dollar rises in value against foreign currency, the Portfolio’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Portfolio reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such com-
ponents are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Portfolio either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts), the Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collat-
eral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on require-
ments and agreements with certain exchanges and third party broker-deal-
ers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subse-
quently recorded when the Portfolio has determined the ex-dividend date.
Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate

SEMI-ANNUAL REPORT

APRIL 30, 2010

Notes to Financial Statements (continued) BlackRock Master International Portfolio investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis.

Income Taxes: The Master LLC is classified as a “pass-through entity” for federal income tax purposes. As such, the owner of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal tax provision is required. It is intended that the Master LLC’s assets will be managed so the owner of the Master LLC can satisfy the requirements of
Subchapter M of the Internal Revenue Code of 1986, as amended. Under the applicable foreign tax laws, a withholding tax may be imposed on inter-
est, dividends and capital gains at various rates.

The Master LLC is disregarded for tax purposes, therefore it is not required to file income tax returns.

Recent Accounting Standard: In January 2010, the Financial Accounting
Standards Board issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggre-
gation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009, and the interim periods within those fiscal years, except for disclosures about pur-
chases, sales, issuances and settlements in the rollforward of activity in
Level 3 fair value measurements, which are effective for fiscal years begin-
ning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Portfolio’s financial statements and disclosures is currently being assessed.

Other: Expenses directly related to the Portfolio are charged to the
Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of
Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in addi-
tional custody charges.

2. Derivative Financial Instruments:

The Portfolio may engage in various portfolio investment strategies both to increase the returns of the Portfolio and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Portfolio may mitigate counterparty risk through master net-

ting agreements included within an International Swap and Derivatives
Association, Inc. (“ISDA”) Master Agreement between the Portfolio and sep-
arately each of its counterparties. The ISDA Master Agreement allows the
Portfolio to offset with its counterparty certain derivative financial instru-
ment’s payables and/or receivables with collateral held with each separate counterparty. The amount of collateral moved to/from applicable counter-
parties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and
Collateralization” for information with respect to collateral practices. In addition, the Portfolio manages counterparty risk by entering into agree-
ments only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The Portfolio is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives by investing in various deriva-
tive investments, as described below.

Foreign Currency Exchange Contracts: The Portfolio may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate risk).
A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Portfolio, help to manage the overall exposure to the currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss.
When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Derivatives Categorized by Risk Exposure:
Fair Values of Derivative Instruments as of April 30, 2010
Asset Derivatives
Statement of Assets and
	Liabilities Location	Value
Foreign currency	Unrealized appreciation on
exchange contracts	foreign currency exchange contracts	$ 57,861
Liability Derivatives
Statement of Assets and
	Liabilities Location	Value
Foreign currency	Unrealized depreciation on
exchange contracts	foreign currency exchange contracts	$ 36,139

The Effect of Derivative Instruments on the Statement of Operations
Year Ended April 30, 2010

Net Realized Gain (loss) From

Foreign currency exchange transactions	$ (176,469)
Net Change in Unrealized Appreciation/Depreciation on

Foreign currency exchange transactions	$ 132,327

40 SEMI-ANNUAL REPORT

APRIL 30, 2010

Notes to Financial Statements (continued) BlackRock Master International Portfolio

For the year ended April 30, 2010, the average quarterly balance of out-
standing derivative financial instruments was as follows:

Foreign currency exchange contracts:
Average number of contracts-US
dollars purchased	5
Average number of contracts-US
dollars sold	7
Average US dollar amounts purchased	$ 4,509,431
Average US dollar amounts sold	$ 7,418,799

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership struc-
ture, PNC is an affiliate of the Portfolio for 1940 Act purposes, but BAC and
Barclays are not.

The Master LLC, on behalf of the Portfolio, entered into an Investment
Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the
Master LLC's investment advisor, an indirect, wholly owned subsidiary of
BlackRock, to provide investment advisory and administration services. The
Manager is responsible for the management of the Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the
Portfolio pays the Manager a monthly fee at the following annual rates as a percentage of the Portfolio’s average daily net assets:

Portfolio average daily value of net assets	Rate
Not exceeding $500 million	0.75%
In excess of $500 million	0.70%

The Manager has voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indi-
rectly through its investment in affiliated money market funds, however the manager does not waive its advisory fees by the amount of investment advisory fees through its investment in other affiliated investment compa-
nies. This amount is included in fees waived by advisor in the Statement of Operations.

The Manager has entered into a separate sub-advisory agreement with
BlackRock International Limited, an affiliate of the Manager. The Manager pays the sub-advisor for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the six months ended April 30, 2010, the Portfolio reimbursed the
Manager $1,339 for certain accounting services, which is included in accounting services in the Statements of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended April 30, 2010, were $45,663,420 and
$52,067,761, respectively.

5. Borrowings:

The Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Portfolio may borrow under the credit agreement to fund shareholder redemptions. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolio based on its net assets as of October 31, 2008; a commitment fee of
0.08% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the
Statement of Operations, and interest at a rate equal to the higher of the
(a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index
(as defined in the credit agreement) on amounts borrowed. Effective
November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolio based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed.
The Portfolio did not borrow under the credit agreement during the six months ended April 30, 2010.

6. Geographic, Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market
(market risk) or failure of the issuer of a security to meet all its obligations
(credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the gen-
eral economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolio may be exposed to counter-
party risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The Portfolio manages counterparty risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the finan-
cial stability of those counterparties. Financial assets, which potentially expose the Portfolio to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolio's exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Portfolio's
Statement of Assets and Liabilities, less any collateral held by the Portfolio.

SEMI-ANNUAL REPORT

APRIL 30, 2010

Notes to Financial Statements (concluded)		BlackRock Master International Portfolio
As of April 30, 2010, the Portfolio had the following industry classifications:
	Percent of
	Long-Term
Industry	Investments
Commercial Banks	9%
Capital Markets	9
Household Durables	7
Semiconductors & Semiconductor Equipment	7
Media	6
Automobiles	6
Other*	56

* All other industries held were less than 5% of long term investments.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the
Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

42 SEMI-ANNUAL REPORT

APRIL 30, 2010

Officers and Directors

Ronald W. Forbes, Co-Chairman of the Board and Director
Rodney D. Johnson, Co-Chairman of the Board and Director
David O. Beim, Director
Richard S. Davis, Director
Henry Gabbay, Director
Dr. Matina Horner, Director
Herbert I. London, Director and Member of the Audit Committee
Cynthia A. Montgomery, Director
Joseph P. Platt, Jr., Director
Robert C. Robb, Jr., Director
Toby Rosenblatt, Director
Kenneth L. Urish, Chairman of the Audit Committee and Director
Frederick W. Winter, Director and Member of the Audit Committee
Anne Ackerley, President and Chief Executive Officer
Jeffrey Holland, Vice President
Brendan Kyne, Vice President
Brian Schmidt, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer
Howard Surloff, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Investment Management, LLC1
Plainsboro, NJ 08536

BlackRock International Limited2
Edinburgh, Scotland
United Kingdom EH3 8JB

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
Providence, RI 02940

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

1 For Global Emerging Markets Fund, Latin America Fund.
2 For all Funds.

SEMI-ANNUAL REPORT

APRIL 30, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are avail-
able on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762; (2) at
www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolio during the most recent 12-month period ended
June 30 is available upon request and without charge (1) at www.black-
rock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

44 SEMI-ANNUAL REPORT

APRIL 30, 2010

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at

www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have

$50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover,
Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock col-
lects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or serv-
ices that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT

APRIL 30, 2010

A World-Class Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.
Equity Funds
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Growth Fund		BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Opportunities Portfolio		BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Healthcare Fund		BlackRock Science & Technology
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*		Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Fund		BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund		BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund		BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock World Gold Fund
Fixed Income Funds
BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†		BlackRock Managed Income Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio		BlackRock Multi-Sector Bond Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government		BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	Bond Portfolio		BlackRock Strategic Income
BlackRock High Income Fund	BlackRock International Bond Portfolio		Opportunities Portfolio
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio		BlackRock Total Return Fund
BlackRock Income Portfolio†	BlackRock Low Duration Bond Portfolio		BlackRock Total Return Portfolio II
BlackRock World Income Fund
Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio		BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund		BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2010	2035	Retirement
Moderate Prepared Portfolio	2015	2040	2020
Growth Prepared Portfolio	2020	2045	2030
Aggressive Growth Prepared Portfolio	2025	2050	2040
	2030		2050

* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

SEMI-ANNUAL REPORT

APRIL 30, 2010

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the
Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see each Fund’s prospectus for a description of risks associated with global investments.

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master
International Portfolio of BlackRock Master LLC

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master
International Portfolio of BlackRock Master LLC

Date: June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master
International Portfolio of BlackRock Master LLC

Date: June 28, 2010

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock International Fund of BlackRock Series, Inc. and BlackRock Master
International Portfolio of BlackRock Master LLC

Date: June 28, 2010